As filed with the Securities and Exchange Commission on November 12, 2014

1933 Act File No. 333-199261

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	2	[X]
Post-Effective Amendment No.		[ ]

(Check appropriate box or boxes.)

Direxion Funds

(Exact name of Registrant as Specified in Charter)

1301 Avenue of the Americas (6th Avenue), 35th Floor

New York, New York 10019

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (646) 572-3390

Daniel D. O’Neill

1301 Avenue of the Americas (6th Avenue), 35th Floor

New York, New York 10019

(Name and Address of Agent for Service)

Copy to:

Angela Brickl	Eric S. Purple
Rafferty Asset Management, LLC	K&L Gates LLP
1301 Avenue of the Americas (6th Avenue)	1601 K Street, NW
35th Floor	Washington, DC 20006
New York, NY 10019

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities of 1933, as amended.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

Title of Securities Being Registered: Investor Class of the Direxion Hilton Tactical Income Fund and Institutional Class of the Direxion Hilton Tactical Income Fund.

Hilton Yield Plus Fund

a series of Managed Portfolio Series

Hilton Capital Management, LLC

1010 Franklin Avenue, Garden City, New York 11530

1.855.YLD.PLUS (1.855.953.7587)

November 13, 2014

Dear Valued Shareholder:

We are sending this information to you because you are a shareholder of the Hilton Yield Plus Fund (the “Existing Fund”), a series of Managed Portfolio Series. We are pleased to announce that after careful consideration, Hilton Capital Management, LLC (“Hilton”), the Existing Fund’s investment adviser, recommended, and the Board of Trustees of Managed Portfolio Series (“MPS”) approved, the reorganization of the Existing Fund into Direxion Hilton Tactical Income Fund, a newly created series of Direxion Funds (the “New Fund”) that is designed to be substantially similar to the Existing Fund from an investment perspective (the “Reorganization”).

A Special Meeting of Shareholders of the Existing Fund, has been scheduled for 10:30 a.m. Central time, December 3, 2014 at the office of MPS at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (the “Special Meeting”), where shareholders of the Existing Fund will be asked to vote on a proposal on the Reorganization of the Existing Fund into the New Fund. A combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the meeting, a proxy card (“Proxy Card”) for your vote at the meeting, and a postage-prepaid envelope in which to return your Proxy Card are enclosed.

The investment policies and strategies of the Existing Fund and the New Fund are substantially similar. For the reasons discussed below and in the attached Proxy Statement, based on its own evaluation of the information received from a variety of sources, including Hilton, MPS has unanimously determined that it is in the best interests of Existing Fund and its shareholders that the Existing Fund be reorganized into a new series of Direxion Funds and that the interests of shareholders of the Existing Fund will not be diluted as a result of the Reorganization. As a result, MPS has approved the Reorganization and has recommended the Reorganization to shareholders. MPS recommends that shareholders vote “FOR” the Reorganization.

If the Reorganization is approved by shareholders, shareholders of the Investor Class and Institutional Class shares of the Existing Fund will receive the same number of full and fractional shares of the New Fund of the same share class as the class of Existing Fund shares that the shareholder owned at the time of the Reorganization with the same net asset value of the Existing Fund shares that the shareholder owned at the time of the Reorganization. In other words, each shareholder’s shares of the Existing Fund will in effect be converted into an equivalent interest in the New Fund. The Reorganization will take effect on or about December 5, 2014. At that time, the Existing Fund’s investment adviser, Hilton, will be replaced by Rafferty Asset Management, LLC (“RAM”) and Hilton will become the subadviser to the New Fund. RAM and Hilton are affiliated companies under the common control of Lawrence C. Rafferty through his ownership in Rafferty Holdings, LLC. Also at that time, the Investor Class or Institutional Class shares of the Existing Fund that you currently own would, in effect, be exchanged on a tax-free basis for Investor Class or Institutional Class shares with the same aggregate value, as follows:

Managed Portfolio Series		Direxion Funds

Existing Fund	g	New Fund

Hilton Yield Plus Fund - Investor Class Shares	g	Direxion Hilton Tactical Income Fund - Investor Class Shares

Hilton Yield Plus Fund - Institutional Class Shares	g	Direxion Hilton Tactical Income Fund - Institutional Class Shares

The New Fund is a newly-organized fund that will commence operations upon consummation of the Reorganization. The Existing Fund will then be dissolved. It is expected that neither the Existing Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization. The attached Proxy Statement is designed to give you more information about the proposal. If shareholders of the Existing Fund do not approve the Reorganization, then the Reorganization will not be implemented.

If you have any questions regarding the proposal to be voted on, please do not hesitate to call (855) 953-7587. If you are a shareholder of record of the Existing Fund as of the close of business on October 31, 2014, the record date of the Special Meeting, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll-free number on your Proxy Card to vote by telephone. You can also vote on the internet at the website address listed on your Proxy Card. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of MPS at the address noted in the Proxy Statement or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy again through the toll-free number or through the internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Existing Fund.

Sincerely,

/s/ C. Craig O’Neill
C. Craig O’Neill
President and Chief Executive Officer
Hilton Capital Management, LLC

HILTON YIELD PLUS FUND

A series of Managed Portfolio Series

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 3, 2014

To the Shareholders of the Hilton Yield Plus Fund:

Managed Portfolio Series, a Delaware statutory trust (“MPS”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Hilton Yield Plus Fund (the “Existing Fund”) at 10:30 a.m. Central time on Wednesday, December 3, 2014, at the offices of Managed Portfolio Series at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. At the Special Meeting, you and the other shareholders of the Existing Fund will be asked to consider and vote upon:

1.	An Agreement and Plan of Reorganization (the “Plan”) providing for the sale of all of the assets of the Existing Fund to, and the assumption of all the liabilities of the Existing Fund by, a newly created series of Direxion Funds, the Direxion Hilton Tactical Income Fund (the “New Fund”) in exchange for the New Fund’s shares, which would be distributed pro rata by the Existing Fund to holders of its shares in complete liquidation of the Existing Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

Only shareholders of record of the Existing Fund as of the close of business on October 31, 2014, the record date of this Special Meeting, will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting.” Whether or not you expect to attend the Special Meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions. You may also vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of MPS at the address noted in the Proxy Statement/Prospectus, or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy again through the toll-free number or Internet website address listed in the enclosed voting instructions.

YOUR VOTE IS IMPORTANT.

Please return your proxy card promptly or vote your proxy on the Internet or by telephone using the website address and toll-free telephone number found on your proxy card.

Based on information provided by Hilton Capital Management, LLC, the Existing Fund’s investment adviser,

the Board of Trustees of the Managed Portfolio Series recommends that you vote in favor of the Proposal.

By order of the Board of Trustees of Managed Portfolio Series,

/s/ Angela L. Pingel
Angela L. Pingel, Secretary

November 13, 2014

MANAGED PORTFOLIO SERIES

Hilton Yield Plus Fund

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT

Dated: November 13, 2014

QUESTION:	WHAT IS THE ATTACHED DOCUMENT AND WHY DID YOU SEND IT TO ME?

ANSWER:	At meetings of the Board of Trustees (the “Board”) of Managed Portfolio Series (“MPS”) held on July 15, 2014 and October 1, 2014, the Board approved, based on recommendations by Hilton Capital Management, LLC, a plan to reorganize (the “Reorganization”) the Hilton Yield Plus Fund (the “Existing Fund”), a series of MPS, into the Direxion Hilton Tactical Income Fund (the “New Fund”), a newly created series of Direxion Funds (“Direxion”). In approving the Reorganization, the Board determined that participation in the Reorganization is in the best interests of the shareholders of the Existing Fund, and concluded that the interests of the shareholders of the Existing Fund will not be diluted as a result of the Reorganization. For more information regarding the factors considered by the Board in coming to these conclusions, please review “Reasons for the Reorganization” in the “Material Information About the Reorganization” section of this Proxy Statement/Prospectus.

Shareholder approval is needed to proceed with the Reorganization and a special shareholder meeting will be held on December 3, 2014 at 10:30 a.m. Central time at the offices of MPS at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (the “Special Meeting”) to consider the proposal. If shareholders of the Existing Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Existing Fund will continue operating as part of MPS.

This document is being sent to you for your use in deciding whether to approve the Reorganization at the Special Meeting. This document includes a Notice of Special Meeting of Shareholders, a combined Proxy Statement/Prospectus and a form of Proxy. The Proxy Statement contains information that shareholders of the Existing Fund should know before voting on the Reorganization. The Proxy Statement should be reviewed and retained for future reference.

QUESTION:	WHAT IS THE PROPOSED REORGANIZATION?

ANSWER:	The primary propose of the Reorganization is to move the Existing Fund to the Direxion family of funds and replace Hilton Capital Management, LLC (“Hilton”) the Existing Fund’s investment adviser with Rafferty Asset Management, LLC (“RAM”). Hilton will become the subadviser to the New Fund. The Board believes that the Existing Fund and its existing shareholders can benefit from being part of Direxion due to the potential for lower total annual fund operating expenses while receiving substantially similar shareholder services.

In order to reorganize the Existing Fund into Direxion, Direxion has created the New Fund as a new series of Direxion. If shareholders approve the Reorganization, all of the assets of the

Existing Fund will be acquired by the New Fund and all Investor Class and Institutional Class shares will be converted into Investor Class and Institutional Class shares of the New Fund. The investment policies and strategies of the Existing Fund and the New Fund are substantially similar. Hilton, the Existing Fund’s investment adviser, will serve as the New Fund’s subadviser and manage the New Fund’s assets. Therefore, the Reorganization will not change the day-to-day portfolio management of your investment. The Board of Trustees of Direxion is different from the Board of MPS, with no common trustees.

QUESTION:	HOW WILL THE REORGANIZATION WORK?

ANSWER:	Pursuant to an Agreement and Plan of Reorganization (the “Plan”) (a form of which is attached as Appendix A), the Existing Fund will transfer all of its assets and liabilities to the New Fund in return for corresponding shares of the New Fund. The Existing Fund will then distribute the shares it receives from the New Fund to its shareholders. Shareholders of the Existing Fund will become shareholders of the New Fund and each shareholder will hold shares of the New Fund of the same class of its shares of the Existing Fund, with the same net asset value as its shares of the Existing Fund held immediately prior to the Reorganization. If the Plan is carried out as proposed, neither the Existing Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization. See the response to the following question and “Federal Income Tax Consequences” in the attached Proxy Statement/Prospectus for a discussion of the tax considerations. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposal. The chart below indicates the share class of the New Fund you will receive in the Reorganization:

Managed Portfolio Series		Direxion Funds

Existing Fund	g	New Fund

Hilton Yield Plus Fund - Investor Class Shares	g	Direxion Hilton Tactical Income Fund - Investor Class Shares

Hilton Yield Plus Fund - Institutional Class Shares	g	Direxion Hilton Tactical Income Fund - Institutional Class Shares

The Reorganization is expected to be effective on or about December 5, 2014.

QUESTION:	WHO WILL MANAGE THE NEW FUND?

ANSWER:	At the conclusion of the proposed Reorganization, RAM would replace Hilton as investment adviser and Hilton will serve as the subadviser to the New Fund. RAM and Hilton are affiliated companies under the common control of Lawrence C. Rafferty through his ownership in Rafferty Holdings, LLC. Hilton’s portfolio management team will continue to manage the New Fund on a day-to-day basis, subject to the supervision of RAM.

QUESTION:	HOW WILL THIS AFFECT MY INVESTMENT?

ANSWER:	At the conclusion of the proposed Reorganization, you will become a shareholder of the New Fund, which has substantially similar investment policies and strategies as the Existing Fund and is managed by RAM and subadvised by Hilton. The New Fund will be managed in the same way as the Existing Fund. The primary differences will be (1) RAM will be the investment adviser of the New Fund and Hilton will be the subadviser; (2) the New Fund will be a series of Direxion instead of MPS; and (3) the New Fund will have a different board of trustees. The New Fund shares that you receive will be of the same class as your Existing Fund shares and have a total net asset value equal to the total net asset value of the Existing Fund shares you held as of the closing date of the proposed Reorganization. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Existing Fund will not be diluted. The Existing Fund will receive an opinion from counsel to the New Fund that neither the Existing Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

QUESTIONS:	HOW WILL THE PROPOSED REORGANIZATION AFFECT THE FEES AND EXPENSES I PAY AS A SHAREHOLDER OF EXISTING FUND?

ANSWER:	Net expenses that shareholders pay are expected to be lower as a result of the Reorganization. Direxion utilizes an Operating Services Agreement to effectively limit the expenses of the New Fund. Under this Operating Service Agreement, RAM, in exchange for an annualized fee of 0.15% of average daily net assets of the New Fund, has contractually agreed to pay all expenses of the New Fund as long as RAM is the investment adviser to the New Fund, other than the following: management fees, distribution and/or service fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the New Fund.

The following table sets forth the total fund expenses of the Existing Fund (as of August 31, 2014) and total estimated fund expenses of the New Fund (as of August 31, 2015) before and after contractual fee waivers and expense reimbursements, as a percentage of average daily net assets. See the Comparison of Fees Table on page 13 of this Proxy Statement/Prospectus for additional information on the annual fund operating expenses for the Existing Fund and the New Fund.

	Investor Class		Institutional Class
Total Annual Fund Expenses (estimated for the New Fund)	Hilton Yield Plus Fund	Direxion Hilton Tactical Income Fund	Hilton Yield Plus Fund	Direxion Hilton Tactical Income Fund
Without the effect of waivers (gross)	2.89%	1.47%	2.69%	1.22%
With the effect of waivers (net)	1.77%	1.47%	1.42%	1.22%

QUESTION:	HOW DOES THE MPS BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

ANSWER:	After careful consideration and upon the recommendation of Hilton, the MPS Board recommends that shareholders vote “FOR” the Plan.

QUESTION:	WILL THE PROPOSED REORGANIZATIONS RESULT IN ANY TAXES?

ANSWER:	It is expected that neither the Existing Fund or its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the proposed Reorganization of the Existing Fund into the New Fund.

QUESTION:	WHO IS PAYING THE COSTS OF THE PROPOSED REORGANIZATION?

ANSWER:	RAM will pay the costs associated with the proposed Reorganization of the Existing Fund into the New Fund. Shareholders of the Existing Fund will not bear any of these costs.

QUESTION:	WHAT HAPPENS IF THE PROPOSED REORGANIZATION IS NOT APPROVED?

ANSWER:	The Reorganization of the Existing Fund into the New Fund is contingent upon shareholder approval. Thus, if the shareholders of the Existing Fund do not approve the proposed Reorganization into the New Fund, the Reorganization will not be completed. If the proposed Reorganization is not approved by the Existing Fund’s shareholders, the Existing Fund will continue its operations as a series of MPS.

QUESTION:	WHO IS ELIGIBLE TO VOTE?

ANSWER:	Shareholders of record as of the close of business on October 31, 2014 (the “Record Date”) are entitled to be present and to vote at the Special Meeting to be held at 10:30 a.m. Central time, December 3, 2014 at MPS’ office at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 to ask shareholders to consider and vote on the Reorganization or any adjournment thereof (the “Special Meeting”). Those shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposed Reorganization presented at the Special Meeting.

QUESTION:	HOW DO I PLACE MY VOTE AND WHOM DO I CALL FOR MORE INFORMATION?

ANSWER:	You may vote your shares by any of the following methods: (1) call the telephone number provided on the enclosed proxy card; (2) log on to the Internet as directed on the proxy card and vote electronically; (3) fill out your proxy card and return it in the postage-paid envelope provided; or (4) attend the Special Meeting on December 3, 2014 and vote in person. Please refer to your proxy card for further instructions on how to vote. If you have any questions about the proposal or the proxy card, please call the toll-free at 1-800-690-6903.

QUESTION:	WHOM DO I CALL IF I HAVE QUESTIONS?

ANSWER:	The Existing Fund’s representatives are happy to answer your questions about the proxy solicitation. Please call shareholder services at (855) 953-7587.

PLEASE VOTE.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

COMBINED PROXY STATEMENT/PROSPECTUS

November 13, 2014

FOR THE REORGANIZATION OF

HILTON YIELD PLUS FUND

Investor Class

Institutional Class

A series of Managed Portfolio Series

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

855-YLD-PLUS (953-7587)

INTO

DIREXION HILTON TACTICAL INCOME FUND

Investor Class

Institutional Class

A series of Direxion Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

800-851-0511

This Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Managed Portfolio Series (“MPS”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Hilton Yield Plus Fund (the “Existing Fund”), a series of MPS to be held at 10:30 a.m. Central time on Wednesday, December 3, 2014, at the office of MPS at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. At the Special Meeting, shareholders of the Existing Fund will be asked:

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the sale of all of the assets of the Existing Fund to, and the assumption of all the liabilities of the Existing Fund by, a newly created series of the Direxion Funds (“Direxion”), the Direxion Hilton Tactical Income Fund (the “New Fund”) in exchange for the New Fund’s shares, which would be distributed pro rata by the Existing Fund to holders of its shares in complete liquidation of the Existing Fund; and

2.	To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

The Proxy Statement sent also contains important information provided by the New Fund about the shares being issued pursuant to the Plan. Shareholders who execute proxies may revoke them at any time, either by writing to the Secretary of MPS, in person at the time of the Special Meeting, or by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions.

The Existing Fund is a series of MPS, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. The New Fund is a newly created series of Direxion, an open-end management company registered with the SEC and organized as a Massachusetts business trust.

The following Existing Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (meaning these documents are considered legally to be part of this Proxy Statement):

•	The Prospectus and Statement of Additional Information applicable to the Existing Fund dated August 26, 2013; and

•	Annual Report to Shareholders of the Existing Fund dated August 31, 2014.

The Existing Fund’s Prospectus and Annual Report to Shareholders dated August 31, 2014, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to MPS, calling 855-YLD-PLUS (953-7587) or by visiting the Existing Fund’s website at www.hiltonfunds.com/filings.html.

The following New Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

•	The Prospectus and Statement of Additional Information for the New Fund dated October 13, 2014.

Because the New Fund has not yet commenced operations as of the date of this Proxy Statement, no annual report is available for the New Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated November 13, 2014, relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling (855) 953-7587.

This Proxy Statement will be mailed on or about November 14, 2014 to shareholders of record of the Existing Fund as of October 31, 2014 (the “Record Date”).

Date: November 13, 2014

The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this combined proxy statement and prospectus. Any representation to the contrary is a criminal offense.

Shares of the Existing Fund and the New Fund are not deposits or obligations of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in the Existing Fund and in the New Fund involves investment risk, including the possible loss of principal.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

SYNOPSIS

Hilton Capital Management, LLC (“Hilton”), the current investment adviser to the Hilton Yield Plus Fund (the “Existing Fund”), a series of Managed Portfolio Series (“MPS”) has recommended to the Board of Trustees of MPS (the “MPS Board”), that the Existing Fund be reorganized into a newly created series of the Direxion Funds, the Direxion Hilton Tactical Income Fund (the “Reorganization”).

Hilton is proposing the Reorganization because it believes that the Direxion Funds (“Direxion”) structure offers shareholders of the Existing Fund the potential for lower total annual fund operating expenses while providing substantially similar shareholder services. Additionally, Hilton believes that the Direxion structure offers the potential for additional distribution and marketing support for the Existing Fund’s growth.

The MPS Board, including a majority of the independent trustees, meaning those trustees who are not “interested persons” of MPS as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), believes that the Reorganization is in the best interests of the Existing Fund and its shareholders, and that the interests of existing shareholders of the Existing Fund will not be diluted as a result of the proposed Reorganization. The Board therefore approved the Reorganization at meetings held on July 15, 2014 and October 1, 2014, subject to the approval of the Existing Fund’s shareholders. For more information regarding the factors considered by the Board in coming to these conclusions, please review “Reasons for the Reorganization” under the “Material Information about the Reorganization” section of this Proxy Statement/Prospectus. The Board has called a Special Meeting of Existing Fund shareholders to be held at 10:30 a.m. Central time, December 3, 2014 at MPS’ office at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 to ask shareholders to consider and vote on the Reorganization (the “Special Meeting”).

In order to reorganize the Existing Fund into the Direxion, a new series of the Direxion, the Direxion Hilton Tactical Income Fund (the “New Fund”), which is designed to have substantially similar investment strategies and policies, as the Existing Fund has been created. If shareholders approve the Reorganization, then the New Fund will acquire all of the assets of the Existing Fund and all shares of the Existing Fund will be converted into shares of the equivalent class of the New Fund. This exchange is expected to be a tax-free exchange for shareholders.

If shareholders approve the Reorganization, Hilton will be replaced as investment adviser of the New Fund by Rafferty Asset Management, LLC (“RAM”) and Hilton will become the New Fund’s investment subadviser. RAM and Hilton are affiliated companies under the common control of Lawrence C. Rafferty through his ownership in Rafferty Holdings, LLC. William J. Garvey, C. Craig O’Neill and Alexander D. Oxenham of Hilton will continue to serve as portfolio managers of the New Fund. As investment adviser, RAM will oversee Hilton’s management of the New Fund’s portfolio. Hilton, as investment subadviser, will be responsible for the trading and asset allocation of the New Fund. Considering these arrangements, the MPS Board has determined that the Reorganization will not change the Existing Fund’s investment strategy. The MPS Board is different from the Board of Trustees of the Direxion Funds (the “Direxion Board”), with no common trustees.

As a series of MPS, the Existing Fund’s third party service providers are U.S. Bancorp Fund Services, LLC (“USBFS”) (administration, fund accounting, transfer agent), and U.S. Bank N.A. (custody), (collectively, “Third Party Service Providers”), both of which are affiliated companies. Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS and U.S. Bank N.A., provides distribution services to the Existing Fund. These Third Party Service Providers also service Direxion, with the exception of distribution services. Rafferty Capital Markets, LLC (“RCM”) serves as distributor to Direxion and is an affiliate of both RAM and Hilton. RCM will be the distributor for the New Fund.

RAM will oversee the pricing and fair valuation of portfolio securities in addition to reviewing Hilton’s trading to ensure adherence to the New Fund’s investment objectives and strategies. RAM will oversee the day-to-day operations of the New Fund that are performed by the Third Party Service Providers. This includes daily accounting functions, fund administration, custody and transfer agency duties that USBFS and its affiliates perform. RAM’s functions will also include the review and annual update of the registration statements and the review of financial statements. RAM will provide Chief Compliance Officer services to the New Fund and, in conjunction with RCM as distributor of the New Fund, will perform all marketing and sales efforts on behalf of the New Fund. RAM will also pay all expenses of the New Fund, subject to certain exclusions discussed below, in exchange for an annualized fee of 0.15% of the daily net assets of each class of the New Fund.

The MPS Board recommends that the shareholders of the Existing Fund vote “FOR” approval of the Agreement and Plan of Reorganization (the “Plan”) and the resulting Reorganization.

FEE TABLE AND EXPENSE EXAMPLE COMPARISON

The fees and expenses presented in the following table are based on the Existing Fund’s fiscal year ended August 31, 2014. The New Fund has not yet commenced operations as of the date of this Proxy Statement and therefore the summary of fees and expenses for the New Fund is based on estimated amounts for its fiscal year ending August 31, 2015.

Investor Class(1)
Shareholder Fees (fees paid directly from your investment)	Existing Fund	New Fund
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.90%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Shareholder Service Fees	0.10%	0.00%
Other Expenses (Operating Services Fees) (3)	1.42%	0.15%
Acquired Fund Fees and Expenses	0.17%	0.17%

Total Annual Fund Operating Expenses	2.89%	1.47%
Expense (Reimbursement)/ Recoupment(2)	(1.12%)	N/A

Total Annual Fund Operating Expenses After Expense (Reimbursement)/Recoupment(2)	1.77%	1.47%

Institutional Class(1)
Shareholder Fees (fees paid directly from your investment)	Existing Fund	New Fund
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund	0.95%	0.90%
Distribution and/or Service (12b-1) Fees	None	None
Shareholder Service Fees	None	None
Other Expenses (Operating Services Fees)(3)	1.57%	0.15%
Acquired Fund Fees and Expenses	0.17%	0.17%

Total Annual Fund Operating Expenses	2.69%	1.22%
Expense (Reimbursement)/ Recoupment(2)	(1.27%)	N/A

Total Annual Fund Operating Expenses(2)	1.42%	1.22%

(1)	The Other Expenses shown above reflect the estimated expenses for the New Fund’s fiscal year ending August 31, 2015 and are based on the expenses for the Existing Fund’s fiscal year ended August 31, 2014.
(2)	Hilton, as the Existing Fund’s investment adviser, has contractually agreed to reimburse the Existing Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 1.60% of the average daily net assets of the Investor Class and 1.25% of the average daily net assets of the Institutional Class through March 31, 2015. Expenses reimbursed and/or fees reduced by Hilton may be recouped by Hilton for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least August 26, 2014, subject thereafter to termination at any time upon 60 days’ written notice by either MPS or Hilton through March 31, 2015. The MPS Board must consent to the termination of the Operating Expense Limitation Agreement by Hilton after August 26, 2014, which consent shall not be unreasonably withheld.
(3)	RAM, as the New Fund’s investment adviser, has entered into an Operating Services Agreement with the New Fund. Under this Operating Service Agreement, RAM has contractually agreed, in exchange for an annualized fee of 0.15% of the average daily net assets of each class of the New Fund, to pay all expenses of the New Fund as long as RAM is the investment adviser to the New Fund, other than the following: management fees, distribution and/or service fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the New Fund.

Example

The example is intended to help you compare the cost of investing in the Existing Fund with the cost of investing in the New Fund. The example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the specified fund’s operating expenses remain the same. The example for the Existing Fund reflects the Operating Expense Limitation Agreement for the first year only within each of the years shown below. The example for the New Fund reflects the Operating Services Agreement for each of the years shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Existing Fund – Investor Class	$180	$789
New Fund – Investor Class	$150	$465

Existing Fund – Institutional Class	$145	$715
New Fund - Institutional Class	$124	$387

PERFORMANCE

The Existing Fund commenced operation on September 16, 2013. No prior investment performance is provided for the Existing Fund because it does not have annual returns for at least one full calendar year prior to the date of this Proxy Statement. No performance information is presented for the New Fund because it has not yet commenced operations. If the Reorganization is approved, the New Fund, which will be the surviving fund, will assume the performance history of the Existing Fund.

COMPARISON O F INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

The New Fund has a similar investment objective and substantially similar principal investment strategies and policies as those of the Existing Fund.

The investment objective of the Existing Fund is to seek total return consistent with the preservation of capital. The New Fund’s investment objective is to primarily seek income with a secondary objective of capital appreciation consistent with the preservation of capital. The investment objectives of the Existing Fund and the New Fund are non-fundamental. Either investment objective may be changed by a vote of the respective board of trustees without shareholder approval upon a 60-day prior written notice to shareholders. There is no current intention to change the investment objective of the New Fund. There are no material differences between the Existing Fund’s and the New Fund’s investment strategies. The Existing Fund and the New Fund each seek to achieve their investment objectives by using the following strategies:

	Hilton Yield Plus Fund, a series of MPS (Existing Fund)	Direxion Hilton Tactical Income Fund, a series of Direxion (New Fund)
Investment Objective	The Existing Fund seeks total return consistent with the preservation of capital.	The New Fund primarily seeks income with a secondary objective of capital appreciation consistent with the preservation of capital.

Principal Investment Strategy

The Existing Fund pursues its investment objective by utilizing an investment strategy that employs a disciplined approach to balancing fixed income investments with historically higher income producing equity securities, with a focus on minimizing absolute risk and volatility. Hilton, the Existing Fund’s adviser, attempts to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that also offer the potential for capital appreciation. These securities may include common and preferred stocks of any capitalization, master limited

The New Fund pursues its investment objective by utilizing an investment strategy that employs a disciplined approach to balancing fixed income investments with historically higher income producing equity securities, with a focus on minimizing absolute risk and volatility. Hilton, the New Fund’s subadviser, attempts to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that also offer the potential for capital appreciation. These securities may include common and preferred stocks of any capitalization, master limited

Hilton Yield Plus Fund, a series of MPS (Existing Fund)	Direxion Hilton Tactical Income Fund, a series of Direxion (New Fund)

partnerships (“MLPs”), real estate investment trusts (“REITs”), and a variety of debt instruments of any maturity, including corporate bonds, exchange-traded notes (“ETNs”), municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities.

MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. MLPs trade on national securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs typically distribute income quarterly and have potential for capital appreciation to the extent that they experience growth in cash flow or earnings or increases in valuations.

REITs are corporations or trusts that invest primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, and that receive favorable tax treatment provided they meet certain conditions, including the requirement that they distribute at least 90% of its taxable income.

ETNs are debt obligations of investment banks which are traded on exchanges and whose returns are linked to the performance of market indices.

Hilton’s investment process begins by looking at the world through a global macro-economic perspective with a thorough understanding of fiscal/monetary policy, interest rates, geo-political risks, inflation, commodity pricing, government policies and general business conditions. Hilton scans a broad array of possible income-producing opportunities across the capital structure and then drills down into company specific fundamental research to understand a company’s dividend policy, relative value and balance sheet. Investments are selected for the Existing Fund’s portfolio that demonstrate stable and consistent cash flow, strong underlying asset value, competitive advantages and management teams with demonstrable positive track records.

Hilton has a two tier approach to managing the Existing Fund’s fixed income portfolio. First, it considers a long-term strategic investment view. Second, it buys and sells fixed income securities opportunistically in response to short-term market, partnerships (“MLPs”), real estate investment trusts (“REITs”), and a variety of debt instruments of any maturity, including corporate bonds, exchange-traded notes (“ETNs”), municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities.

MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. MLPs trade on national securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs typically distribute income quarterly and have the potential for capital appreciation to the extent that they experience growth in cash flow or earnings or increases in valuations.

REITs are corporations or trusts that invest primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, and that receive favorable tax treatment provided they meet certain conditions, including the requirement that they distribute at least 90% of their taxable income.

ETNs are debt obligations of investment banks which are traded on exchanges and whose returns are linked to the performance of market indices.

Hilton’s investment process begins by looking at various global macro-economic factors such as fiscal/monetary policy, interest rates, geo-political risks, inflation, commodity pricing, government policies and general business conditions. Hilton scans a broad array of possible income-producing opportunities across the capital structure and then analyzes company specific fundamental research to understand a company’s dividend policy, relative value and balance sheet. Investments are selected for the New Fund’s portfolio that demonstrate stable and consistent cash flow, strong underlying asset value, competitive advantages and management teams with demonstrable positive track records.

Hilton has a two tier approach to managing the New Fund’s fixed income portfolio. First, it considers a long-term strategic investment view. Second, it buys and sells fixed income securities

Hilton Yield Plus Fund, a series of MPS (Existing Fund)	Direxion Hilton Tactical Income Fund, a series of Direxion (New Fund)

economic, political, or other developments, or otherwise as opportunities may present themselves. The objective of Hilton’s fixed income portfolio strategy is to generate higher income than would be expected from traditional intermediate term fixed income investments such as U.S. government bonds. As a result, the Existing Fund may invest up to 30% in high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor’s Rating Service, Inc. (“S&P”) or lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)) or, if unrated, determined by Hilton to be of comparable quality. The Existing Fund invests in fixed income securities of any duration. Duration measures the sensitivity of the price of a fixed income investment to a 1% change in interest rates. For example, a 5 year duration means the investment will decrease in value by 5% if interest rates rise 1%.

In addition, the Existing Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

Hilton’s investment team has the flexibility to change the Existing Fund’s asset allocation to reflect its outlook on market conditions and may reallocate the Existing Fund’s investments between asset classes in an attempt to improve the Existing Fund’s total return and reduce volatility. Volatility in the markets provides Hilton with the opportunity to benefit from perceived pricing dislocations that may occur during periods of market distress. The Existing Fund’s portfolio managers make asset allocation adjustments based on a combination of bottom-up/top-down fundamental analysis and relative value analysis among capital market instruments within the target asset classes.

At the discretion of Hilton, the Existing Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions and to retain flexibility in meeting redemptions and paying expenses, which may result in the Existing Fund not achieving its investment objective.

opportunistically in response to short-term market, economic, political, or other developments. The objective of Hilton’s fixed income portfolio strategy is to generate higher income than would be expected from traditional intermediate term fixed income investments such as U.S. government bonds. As a result, the New Fund may invest up to 30% in high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor’s Rating Service, Inc. (“S&P”) or lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)) or, if unrated, determined by Hilton to be of comparable quality. The New Fund invests in fixed income securities of any duration. Duration measures the sensitivity of the price of a fixed income investment to a 1% change in interest rates. For example, a 5 year duration means the investment will decrease in value by 5% if interest rates rise 1%.

In addition, the New Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

Hilton’s investment team has the flexibility to change the New Fund’s asset allocation to reflect its outlook on market conditions and may reallocate the New Fund’s investments between asset classes in an attempt to improve the New Fund’s total return and reduce volatility. Volatility in the markets provides Hilton with the opportunity to benefit from perceived pricing dislocations that may occur during periods of market distress. The New Fund’s portfolio managers make asset allocation adjustments based on a combination of bottom-up/top-down fundamental analysis and relative value analysis among capital market instruments within the target asset classes.

At the discretion of Hilton, the New Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions and to retain flexibility in meeting redemptions and paying expenses, which may result, at times, in the New Fund not achieving its investment objective.

COMPARISON OF PRINCIPAL RISKS

An investment in the New Fund is subject to substantially similar risks as an investment in the Existing Fund, although the Direxion may describe the principal investment risks of the New Fund differently than MPS has described the principal risks of the Existing Fund. As with any mutual fund, the New Fund, like the Existing Fund, could lose money or its performance could trail that of other investment alternatives. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Existing Fund and the New Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

	Hilton Yield Plus Fund, a series of MPS (Existing Fund)	Direxion Hilton Tactical Income Fund, a series of Direxion (New Fund)
Principal Investment Risks

General Market Risk. The Existing Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Existing Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Market Risk - The New Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

Management Risk. The Existing Fund may not meet its investment objective or may underperform investment vehicles with similar strategies if Hilton, the Existing Fund’s adviser cannot successfully implement the Existing Fund’s investment strategies.

Subadviser’s Investment Strategy Risk - While Hilton, the New Fund’s subadviser seeks to take advantage of investment opportunities for the New Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the New Fund. There is no assurance that Hilton’s investment strategy will enable the New Fund to achieve its investment objective.

Equity Securities Risk. The equity securities held in the Existing Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Existing Fund invests.

Equity Securities Risk - Investments in publicly-issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the New Fund invests will cause the net asset value (“NAV”) of the New Fund to fluctuate.

Large-Cap, Mid-Cap and Small-Cap Companies Risk. The Existing Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies. The risks associated with securities of mid-cap and small-cap companies magnify as a company’s market capitalization becomes smaller.

Large Cap Stock Risk – To the extent the New Fund invests in large capitalization stocks, the New Fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

Included in Large-Cap, Mid-Cap and Small-Cap Companies Risk above.

Small-Cap and Mid-Cap Companies Risk - Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Small and medium-size

Hilton Yield Plus Fund, a series of MPS (Existing Fund)	Direxion Hilton Tactical Income Fund, a series of Direxion (New Fund)

companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Preferred Stock Risk. A preferred stock is a blend of the characteristics of a bond and common stock. It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.

Same.
REIT Risk. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Also, the value of a REIT can be hurt by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of a real estate investment trust.

Real Estate Investment Risk - Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a REIT is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

MLP Risk. MLPs are subject to many risks. Holders of MLPs have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of MLPs are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Existing Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Furthermore, MLPs may not be as liquid as other more commonly traded equity securities. The value of MLPs that are regulated by the Federal Energy Regulatory Commission (“FERC”) may also be negatively impacted by regulatory action taken by and regulatory requirements of FERC.

MLP Risk - Investments in common units of MLPs involve risks that differ from investments in common stock. Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial

Hilton Yield Plus Fund, a series of MPS (Existing Fund)	Direxion Hilton Tactical Income Fund, a series of Direxion (New Fund)

condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

ETF Risk. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. In addition, ETFs have management and other expenses. The Existing Fund will bear its pro rata portion of these expenses and therefore the Existing Fund’s expenses may be higher than if it invested directly in securities.

Other Investment Companies (including Exchange-Traded Funds) Risk - Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the New Fund becomes a shareholder thereof. As a result, New Fund shareholders indirectly bear the New Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses New Fund shareholders indirectly bear in connection with the New Fund’s own operations. The New Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company or ETF fails to achieve its investment objective, the value of the New Fund’s investment will decline, adversely affecting the New Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the New Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, Hilton may not be able to liquidate the New Fund’s holdings in those shares at the most optimal time, adversely affecting the New Fund’s performance.

ETN Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, ETNs are unsecured debt of the issuer and would lose value if the issuer goes bankrupt.	Same.
Debt Securities Risks. The Existing Fund’s investments in debt securities will be subject to credit risk, interest rate risk, prepayment risk and duration risk. Credit risk is the risk that an issuer will not	Debt Instrument Risk - The New Fund may invest in fixed-income securities and debt instruments of any maturity, including corporate bonds, ETNs, municipal bonds, and securities issued, backed or

Hilton Yield Plus Fund, a series of MPS (Existing Fund)	Direxion Hilton Tactical Income Fund, a series of Direxion (New Fund)
make timely payments of principal and interest. Interest rate risk is the risk that the value of debt securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of debt securities). Pre-payment risk is the risk that the principal on debt securities will be paid off prior to maturity causing the Existing Fund to invest in debt securities with lower interest rates. Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the New Fund to decrease.

Included in Debt Securities Risk above.

Credit Risk - The New Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on New Fund performance.

Included in Debt Securities Risk above.

Interest Rate Risk - Debt securities have varying levels of sensitivity to changes in interest rates. The U.S. is currently in a period of historically-low interest rates and it is unclear how much longer interest rates will remain at their current levels. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the New Fund.

Below Investment Grade Debt Securities Risk. Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by Hilton (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk. Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

High Yield Debt Securities Risk - The New Fund will invest a significant portion of its assets in securities rated below investment grade, otherwise known as “junk bonds.” Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the New Fund’s performance may vary significantly as a result.

Municipal Bond Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. Repayment of municipal securities depends on the ability of the issuer or project backing such securities

Municipal Securities Risk - Municipal issuers are subject to unique factors affecting their ability to pay debt obligations. As such, investment in municipal securities carries additional risk. Changes in federal, state or local laws may make a municipal issuer unable to make interest payments when due. Municipal securities backed by current

Hilton Yield Plus Fund, a series of MPS (Existing Fund)	Direxion Hilton Tactical Income Fund, a series of Direxion (New Fund)
to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenue, for the project or from the assets. Moreover, an adverse interpretation of the tax status of municipal securities may make such securities decline in value.

Government-Sponsored Entities Risk. The Existing Fund invests in securities issued or guaranteed by government-sponsored entities. However, these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.

U.S. Government Securities Risk - A security backed by the U.S. Treasury, guaranteed by a government sponsored entity, or backed by the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Securities issued or guaranteed by government-sponsored entities, may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

No corresponding principal risk discussion.

Regulatory Risk - The New Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the New Fund operates, increase the particular costs of the New Fund’s operations and/or change the competitive landscape.

New Fund Risk. The Existing Fund is new with no operating history and there can be no assurance that the Existing Fund will grow to or maintain an economically viable size, in which case the MPS Board may determine to liquidate the Existing Fund.	Not a principal risk of the New Fund.
Adviser Risk. Hilton has not previously managed a mutual fund.	Not a principal risk of the New Fund.

COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

The fundamental investment restrictions of the Existing Fund and the New Fund are the same. The fundamental investment restrictions of the Existing Fund and the New Fund cannot be changed by its respective board without shareholder approval. The fundamental investment restrictions of both the Existing Fund and New Fund (the New Fund and the Existing Fund are referred to as “Fund” in this section only) are below:

The Existing Fund and New Fund shall not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward delivery basis or short sales in accordance with its objectives and strategies;

2.	Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

3.	Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

4.	Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

5.	Make loans of money (except for the lending of the Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Fund);

6.	Invest in the securities of any one industry or group of industries if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry or group of industries, except that the foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; or

7.	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

MATERIAL INFORMATION ABOUT THE REORGANIZATION

The following is a summary of the material information regarding the proposed Reorganization. Please note that more detailed information appears in the Plan by and between MPS, on behalf of the Existing Fund, and Direxion, on behalf of the New Fund, which is attached as Appendix A.

SUMMARY OF THE PROPOSED REORGANIZATION

At the Special Meeting of the Existing Fund, shareholders of the Existing Fund will be asked to approve the Plan to reorganize the Existing Fund into the New Fund. The New Fund is a newly-created series of Direxion that will commence operations upon consummation of the Reorganization. If the Plan is approved by the shareholders of the Existing Fund and the Reorganization is consummated, the Existing Fund will transfer all of the assets and liabilities of its Investor Class and its Institutional Class to the New Fund in exchange for full and fractional shares of the Investor Class and Institutional Class of the New Fund, with the same aggregate NAV as the NAV of the assets and liabilities of the Investor Class and Institutional Class of the Existing Fund so transferred, measured as of the close of business on the closing day (the “Closing”) of the Reorganization (the “Valuation Date”). Immediately thereafter, the Existing Fund will distribute the New Fund shares to its shareholders by establishing accounts on the New Fund’s share records in the names of those shareholders, representing the respective pro rata number of New Fund Investor Class and Institutional Class shares deliverable to them, in complete liquidation of the Existing Fund. The expenses associated with the Reorganization will not be borne by the Existing Fund or its shareholders. Certificates evidencing New Fund shares will not be issued to the Existing Fund’s shareholders.

Upon completion of the Reorganization, each Investor Class or Institutional Class shareholder of the Existing Fund will own that number of full and fractional Investor Class or Institutional Class shares of the New Fund having an aggregate NAV equal to the aggregate NAV of such shareholder’s shares of the Investor Class or Institutional Class of the Existing Fund, measured as of the Valuation Date.

Until the Closing, shareholders of the Existing Fund will continue to be able to purchase and/or redeem their shares at the NAV next determined after receipt by the Existing Fund of a request in good order. Redemption and purchase requests received after the Closing will be treated as requests received for the redemption or purchase of shares of the New Fund. After the Reorganization, all of the issued and outstanding shares of the Existing Fund will be canceled on the books of the Existing Fund and the transfer books of the Existing Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan and the transactions contemplated thereby described in this Proxy Statement by the shareholders of the Existing Fund and the receipt of a legal opinion from counsel to the Direxion with respect to certain tax issues, including that the Reorganization will not result in the recognition of gain or loss, for federal income tax purposes, by the Existing Fund or its shareholders. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on December 5, 2014, or such other date as is agreed to by the MPS Board and the Direxion Board.

RAM has agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and this Proxy Statement. RAM will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. RAM estimates the costs related to the Reorganization will be approximately $125,000.

The Plan may be amended by the mutual consent of the MPS Board and the Direxion Board, notwithstanding approval thereof by the Existing Fund’s shareholders, provided that no such amendment will have a material adverse effect on the interests of shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the Closing of the Reorganization by the MPS Board or the Direxion Board, if, among other reasons, the MPS Board or the Direxion Board determine that consummation of the Reorganization is not in the best interest of shareholders.

DESCRIPTION OF THE NEW FUND’S SHARES

The New Fund’s Investor Class and Institutional Class shares issued to the shareholders of the Investor Class and Institutional Class of the Existing Fund’s pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights. The New Fund’s shares will be sold and redeemed based upon the NAV per share of the New Fund next determined after receipt of the purchase or redemption request.

REASONS FOR THE REORGANIZATION

Hilton, the current investment adviser to the Existing Fund, has recommended to the MPS Board, that the Existing Fund be reorganized into a newly created series of Direxion, the New Fund. Hilton is proposing the Reorganization because it believes that Direxion’s structure offers shareholders of the Existing Fund the potential for lower total annual fund operating expenses while providing substantially similar shareholder services. Hilton believes the total annual fund operating expenses will be lower due to the elimination of the shareholder servicing fee and because RAM has contractually agreed, in exchange for an annualized fee, to pay all expenses of the New Fund for as long as RAM is the investment adviser, with certain exceptions described below. Additionally, Hilton believes that the Direxion structure offers the potential for additional distribution and marketing support for the Existing Fund’s growth. RAM has been selling and marketing mutual funds since 1997 and believes that its existing relationship with multiple mutual fund sales platforms in addition to its sales and marketing teams that have significant experience selling and marketing mutual funds will provide additional distribution opportunities for net asset growth. The New Fund will use the services of Direxion’s distributor, RCM, an affiliate of RAM and Hilton. RCM, RAM and Hilton are affiliated companies under the common control of Lawrence C. Rafferty through his ownership in Rafferty Holdings, LLC. RAM will replace Hilton as investment adviser to the New Fund and Hilton will become the investment subadviser to the New Fund.

The MPS Board met on July 15, 2014 and October 1, 2014, and (with the advice and assistance of independent legal counsel) considered information regarding Direxion and the New Fund. Subsequently, the MPS Board (again with the advice and assistance of independent legal counsel) considered additional information regarding Direxion and the New Fund in support of a Written Consent related to the Reorganization, which was considered by the MPS Board and approved on November 11, 2014. Among other things, the MPS Board reviewed, with the assistance of independent counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Plan and the Reorganization, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year. Based upon the MPS Board’s evaluation of the relevant information, and in light of the MPS Trustees’ fiduciary duties under federal and state law, the MPS Board has determined that the Reorganization is in the best interests of shareholders of the Existing Fund and that the interests of the shareholders of the Existing Fund will not be diluted as a result of the Reorganization. In approving the Reorganization, the MPS Board took into account a number of factors, some of the more prominent considerations of which are discussed further below. The MPS Trustees considered the following matters, among others and in no order of priority:

First, the investment objective of the New Fund is similar to the Existing Fund and the investment strategies and policies of the New Fund are substantially similar to those of the Existing Fund.

Second, shareholders of the Existing Fund would experience continuity in portfolio management in connection with the Reorganization because Hilton will continue to manage the New Fund’s assets on a day-to-day basis as the subadviser, subject to the supervision of RAM, which will serve as the New Fund’s investment adviser. Hilton, as investment subadviser, will be responsible for the trading and asset allocation of the New Fund. William J. Garvey, C. Craig O’Neill and Alexander D. Oxenham of Hilton currently serve as portfolio managers to the Existing Fund and will serve as portfolio managers of the New Fund. As investment adviser, RAM will oversee Hilton’s management of the New Fund’s portfolio. Considering these arrangements, the Board has determined that the Reorganization will not change the Existing Fund’s investment strategy in any material way. However, the MPS Board is different from the Direxion Board, with no common trustees.

Third, RAM will oversee the pricing and fair valuation of portfolio securities and review Hilton’s trading to ensure adherence to the New Fund’s investment objectives and strategies. Additionally, RAM will oversee the operations of the New Fund that are performed by the Third Party Service Providers. This includes daily accounting functions, fund administration, custody and transfer agency duties that USBFS and its affiliates perform. RAM’s functions will also include the review and annual update of the registration statements and the review of financial statements. RAM will provide Chief Compliance Officer services to the New Fund and, in conjunction with RCM, will perform all marketing and sales efforts.

Fourth, net annual fund operating expenses of the Existing Fund will be reduced after the Reorganization because RAM has contractually agreed, in exchange for an annualized fee of 0.15% of the average daily net assets of each class of the New Fund, to pay all expenses of the New Fund as long as RAM is the investment adviser of the New Fund, other than the following: management fees, distribution and/or service fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the New Fund.

Fifth, the New Fund will not charge the 0.10% shareholder servicing fee currently charged by the Existing Fund.

Sixth, the Reorganization will result in a reduction in the contractual investment advisory fee from 0.95% to 0.90% for the New Fund.

Seventh, the Reorganization will be tax-free for federal income tax purposes for the Existing Fund and its shareholders.

Eighth, the costs of the Reorganization will not be borne by the Existing Fund or its shareholders.

Ninth, each shareholder of either the Investor Class or Institutional Class shares of the Existing Fund will receive Investor Class or Institutional Class shares of the New Fund with a total NAV equal to the total NAV of the Existing Fund shares that each shareholder held as of the Closing of the proposed Reorganization, and there will be no sales charges or redemption fees applied in connection with the proposed Reorganization.

After consideration of the factors noted above, together with other factors and information considered relevant, the MPS Board determined that the Reorganization is in the best interests of the Existing Fund’s shareholders and that the interests of the shareholders of the Existing Fund will not be diluted as a result of the Reorganization. Accordingly, the MPS Board unanimously approved the Reorganization and recommended the approval of the Reorganization by shareholders of the Existing Fund.

If the Plan is not approved by the Existing Fund’s shareholders, then the Existing Fund will continue to operate as a separate series of MPS, and the MPS Board may take any further action as it deems to be in the best interests of the Existing Fund and its shareholders, subject to approval by the Existing Fund’s shareholders if required by applicable law.

FEDERAL INCOME TAX CONSEQUENCES

As a non-waivable condition to the Reorganization, the Existing Fund and New Fund will have received an opinion of counsel to the effect that the Reorganization qualifies as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, neither the Existing Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and the holding period of the Existing Fund shares received by each shareholder of the New Fund in the Reorganization will be the same as the tax basis and holding period of the Existing Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the New Fund shares received, the Existing Fund’s shares given up must have been held as capital assets by the shareholder. Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the Existing Fund. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this Proxy Statement, all of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Existing Fund or New Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.

In addition, this discussion does not address any other state, local or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.

Note: Existing Fund shareholders are urged to consult their own tax advisers to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein.

The New Fund and the Existing Fund will receive an opinion from the law firm of K&L Gates LLP, counsel to Direxion, substantially to the effect that, based on certain facts, assumptions and representations made by the New Fund, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)	New Fund’s acquisition of Existing Fund’s assets (“Assets”) in exchange solely for New Fund shares and its assumption of Existing Fund’s liabilities (“Liabilities”), followed by Existing Fund’s distribution of those shares pro rata to the shareholders of the Existing Fund actually or constructively in exchange for their Existing Fund shares, will qualify as a “reorganization” (as defined in Section 368(a)(1)(F)) of the Code, and each of the New Fund and Existing Fund will be “a party to a reorganization” (within the meaning of Section 368(b) of the Code);

(b)	Existing Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the shareholders in exchange for their Existing Fund shares;

(c)	New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund shares and its assumption of the Liabilities;

(d)	New Fund’s basis in each Asset will be the same as Existing Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Existing Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)	A shareholder will recognize no gain or loss on the exchange of all its Existing Fund shares solely for New Fund shares pursuant to the Reorganization;

(f)	A shareholder’s aggregate basis in the New Fund shares it receives in the Reorganization will be the same as the aggregate basis in its Existing Fund shares it actually or constructively surrenders in exchange for those New Fund shares, and its holding period for those New Fund shares will include, in each instance, its holding period for those Existing Fund shares, provided the shareholder holds them as capital assets; and

(g)	For purposes of Section 381 of the Code, New Fund will be treated just as Existing Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Existing Fund’s taxable year, Existing Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Existing Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

A successful challenge to the tax-free status of the Reorganization by the Internal Revenue Service (the “IRS”) would result in the Existing Fund shareholder recognizing gain or loss with respect to the New Fund’s shares equal to the difference between that shareholder’s basis in the Existing Fund’s shares and the fair market value, as of the time of the Reorganization, of the Existing Fund’s shares received in exchange therefor. In such event, a shareholder’s aggregate basis in the shares of the New Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held Existing Fund shares.

If any of the representations, assumptions, or facts as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position. No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated. No ruling has been or will be requested from the IRS in connection with this transaction. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein. Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

COMPARISON OF SHAREHOLDER RIGHTS

The following is only a discussion of certain principal differences between the governing documents MPS, a Delaware statutory trust of which the Existing Fund is a series, and Direxion, a Massachusetts business trust of which the New Fund is a series, and is not a complete description of the MPS’ or Direxion’s governing documents.

Organization and Capital Structure

MPS is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). MPS’s operations are governed by its Amended and Restated Agreement and Declaration of Trust (the “DE Declaration”) and its Amended and Restated By-Laws (the “DE By-Laws”), both as they may have been amended from time to time. Its business and affairs are managed under the supervision of the MPS Board.

The Existing Fund’s shares of beneficial interest are issued without par value. The DE Declaration authorizes an unlimited number of shares, including fractional shares, which may be divided into separate and distinct series or classes. These series and classes will have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the MPS Board.

Direxion is a Massachusetts business trust (an “MBT”). An MBT is an unincorporated business association organized under a Massachusetts statute governing business trusts (the “Massachusetts Statute”). Direxion’s operations are governed by its Amended and Restated Declaration of Trust (the “MA Declaration”) and its Amended and Restated By-Laws (the “MA By-Laws”), both as they may have been amended from time to time. The business and affairs of Direxion are managed under the supervision of Direxion’s Board.

The shares of beneficial interest of the New Fund have no par value. The MA Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. The series and classes have the rights, powers and duties set forth in the MA Declaration, or as specified in resolutions of Direxion’s Board.

Meetings of Shareholders and Voting Rights

With respect to the Existing Fund, the Delaware Act does not require annual shareholders’ meetings. The DE By-Laws authorize the calling of a shareholders’ meeting by the chairman of the MPS Board, or the president, or any vice president or the secretary, or any two (2) trustees under certain circumstances. A shareholder meeting shall be called by the MPS Board at the request of holders of 10% or more of the outstanding shares entitled to vote at such meeting. Neither the DE Declaration nor the DE By-Laws require the Acquiring Fund to hold an annual shareholders’ meeting.

The DE Declaration generally provides that each full share of the Existing Fund is entitled to one vote and each fractional share is entitled to a fractional vote. All shares of the Existing Fund entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.

The DE Declaration provides that one-third of the outstanding shares of a series or class as applicable, entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum. Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast. Where a separate vote by series or class is required, these voting requirements apply to those separate votes. There is no cumulative voting in the election of trustees.

With respect to the New Fund, the MA Declaration provides that, except when a larger quorum is required by applicable law, a majority of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting.

The MA Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. Shareholders shall vote separately by series, except to the extent required by the 1940 Act, or when its trustees have determined that the matter affects only the interests of shareholders of some, but not all, series of shares, in which case only the shareholders of the affected series shall be entitled to vote. Subject to the foregoing requirements for voting shares separately by series, when a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a trustee, except when a larger vote is required by any provision of Direxion’s governing documents or by applicable law.

The MA Declaration provides that shareholders shall have the power to vote only on: (1) the election of trustees; (2) whether or not a court action should be brought derivatively or as a class action on behalf of Direxion or the shareholders; (3) the termination of Direxion or any of its series; or (4) such additional matters as may be required by the MA Declaration, the MA By-Laws, Direxion’s registration with the U.S. Securities and Exchange Commission, any state or as the trustees may consider necessary or desirable.

Liability of Shareholders

With respect to the Existing Fund, consistent with the Delaware Act, the DE Declaration provides that no Existing Fund shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of MPS or any series.

With respect to the New Fund, the Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a MBT. The MA Declaration provides that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of its funds or the acts, obligations or affairs of Direxion. The MA Declaration further provides that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a fund, he or she shall not be held to any personal liability. Direxion shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Liability among Series

With respect to the Existing Fund, the DE Declaration also provides that each series of MPS shall be separate and distinct from any other series of MPS and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of MPS or any other series. Each class of a series of MPS shall be separate and distinct from any other class of that series.

With respect to the New Fund, the Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies. The MA Declaration provides that the assets and liabilities of a particular series shall be separate from any other series. All persons extending credit to, contracting with, or having any claim against a particular series of Direxion shall look only to the assets of that particular series for payment of the credit, contract or claim.

Dividends and other Distributions

With respect to the Existing Fund, the DE Declaration provides that the shareholders of any series or class of MPS shall be entitled to receive dividends and other distributions when, if and as declared by the MPS Board. The right of MPS’ shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the MPS Board pursuant to the 1940 Act.

With respect to the New Fund, the MA Declaration provides that each shareholder of a series is entitled to receive a series’ distributions of income and capital gains in the manner, at the time and on the terms set by the Direxion Board.

For both MBTs and DSTs, dividends and other distributions may be paid in cash, in kind or in shares of the respective trust, and the respective boards may retain such amounts as they may deem necessary or desirable for the conduct of the respective trust’s affairs.

Election of Trustees; Terms; Removal

With respect to the Existing Fund, under the DE Declaration, each trustee shall hold office for the earlier of: (1) the lifetime of MPS; or (2) the trustee’s earlier death, resignation, bankruptcy declaration, removal, or declared incompetent by a court of appropriate jurisdiction or inability otherwise to serve. Under the DE Declaration, any trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of MPS.

With respect to the New Fund, the MA Declaration provides that each trustee shall serve during the continued lifetime of Direxion until he or she dies, resigns, is declared incompetent by a court of appropriate jurisdiction, or is removed. Under the MA Declaration, any trustee may be removed by a written instrument signed by at least two-thirds of the trustees prior to such removal, specifying the date when such removal shall become effective or at a meeting of shareholders by a vote of two-thirds of the outstanding shares of Direxion.

There is no cumulative voting for the election of trustees of the MBTs or DSTs. The governing instruments for both MPS and Direxion provide a mechanism for the respective boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

With respect to the Existing Fund, the DE Declaration provides no trustee shall be liable to MPS, its shareholders, or to any Trustee, officer, employee or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting trustee to redress any breach of trust) except for his own bad faith, willful misconduct, gross negligence or reckless disregard for his duties. The trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, sub-adviser or principal underwriter of MPS. The officers, employees and agents of MPS shall be entitled to the protection against personal liability for the obligation of MPS as allowed under the Delaware Act. No officer, employee, or agent of MPS shall be liable to MPS, its shareholders or to any trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation, the failure to compel in any way any former or acting trustee to redress any breach of trust) except for his own bad faith, willful misconduct, gross negligence or reckless disregard for his duties.

Each trustee or officer of MPS shall be indemnified by MPS to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a trustee or officer, and against amounts paid or incurred by them in the settlement thereof.

With respect to the New Fund, the Massachusetts Statute does not include an express provision limiting the liability of the trustees of a MBT. The MA Declaration provides that no trustee of Direxion shall be responsible for or liable in any event for neglect or wrongdoing committed by them or any officer, agent, employee or investment adviser of Direxion provided the trustee has exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of Direxion, except that the trustees are not protected from any liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (“Disqualifying Conduct”).

The MA Declaration provides that every person who is, or has been, a trustee or officer of Direxion shall be indemnified by Direxion to the fullest extent permitted by law. This indemnification covers all liability and expenses reasonably incurred or paid in connection with any proceeding in which he or she becomes involved because of being or having been a trustee or officer. The MA Declaration further provides, however, that no indemnification shall be provided to a trustee or officer: (1) for any liability to Direxion or the shareholders arising from Disqualifying Conduct; (2) for any matter where the trustee or officer has been finally adjudged to be liable in the performance of his or her duty to Direxion unless a legal determination has been made that the person was not liable because he or she engaged in Disqualifying Conduct; or (3) in the event of a settlement resulting in a payment by a trustee or officer, unless there has been a determination that the trustee or officer did not engage in Disqualifying Conduct.

Preemptive, Dissenter’s and Other Rights

With respect to the Existing Fund, the DE Declaration provides that shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by MPS.

With respect to the New Fund, the MA Declaration provides that Direxion shareholders are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Amendments to Organizational Documents

With respect to the Existing Fund, the DE Declaration may be amended or restated at any time in such a manner as the MPS Board may determine in its sole discretion, without the need for shareholders action, provided that before adopting any such amendment without shareholder approval, the MPS Board determines that it is consistent with the fair and equitable treatment of all shareholders or that shareholder approval is not otherwise required by the 1940 Act. The DE By-Laws may be amended, restated or repealed solely by the MPS Board without any vote of shareholders.

With respect to the New Fund, the MA Declaration may be amended by a majority vote of the trustees. The MA By-Laws may be amended or repealed, or new MA By-Laws may be adopted, by: (1) the vote of a majority of the outstanding shares; or (2) the Direxion Board, subject to the rights of shareholders.

Inspection Rights

With respect to the Existing Fund, the DE By-Laws provide that the minutes and the accounting books and records of MPS or any series shall be open to the inspection of the shareholders upon the written demand of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours for a purpose reasonably related to the holder’s interest as a shareholder or as the holder of a voting certificate.

With respect to the New Fund, the MA By-Laws provide that the minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder at any reasonable time during regular business hours for a purpose reasonably related to the shareholder’s interests.

Dissolution and Termination

Under the DE Declaration, MPS may be dissolved at any time by the trustees by written notice to its shareholders. Any series of shares may be dissolved at any time by the trustees by written notice to shareholders of such series. Any class of any series may be terminated at any time by the trustees by written notice to the shareholders of such class.

The MA Declaration provides that Direxion or any of its series may be terminated by: (1) the affirmative vote of the “majority of the outstanding voting securities” (as the quoted phrase is defined in the 1940 Act) of Direxion or series, as applicable; or (2) by the trustees by written notice to shareholders. After termination of Direxion or any series and any final distribution to shareholders, the Direxion Board must wind up the affairs of Direxion or any series.

Derivative Actions

With respect to the Existing Fund, under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or MPS’ governing instrument from a person who was a shareholder at the time of the transaction. The DE Declaration provides that shareholders of MPS or any series may not bring a derivative action to enforce the right of MPS or an affected series or class unless certain conditions are met.

With respect to the New Fund, the Massachusetts Statute does not contain statutory provisions regarding shareholder derivative actions and the MA Declaration does not specifically addresses derivative actions. Shareholders have the power to vote to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of Direxion or the shareholders, provided, however, that a shareholder of a particular series or class shall not be entitled to bring any derivative or class action on behalf of any other series or class of Direxion.

Trustees and Officers

The trustees of MPS are different than the trustees of Direxion.

The MPS Board has five trustees, one of whom is an interested person of MPS as that term is defined under the 1940 Act. (For more information, refer to the Statement of Additional Information dated August 26, 2013 for the Existing Fund, which is incorporated by reference into this Proxy Statement.)

The Direxion Board has six trustees, two which are interested persons of Direxion as that term is defined under the 1940 Act. For more information, refer to the Statement of Additional Information dated October 13, 2014 for the New Fund.

Classes

The Existing Fund and the New Fund are each a separate series of the MPS and Direxion, respectively, and each may issue more than one class of shares. Currently, the Existing Fund offers two share classes, the Investor Class and the Institutional Class. Following the Reorganization, the New Fund will offer the same two share classes, the Investor Class and the Institutional Class. The Direxion Board has reserved the right to create and issue additional classes of the New Fund. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class. As a result, there is no significant difference between the corresponding share classes of MPS and Direxion.

Other Matters

The foregoing is only a summary of certain characteristics of the operations of the MPS’ or Direxion’s trust documents or by-laws and Delaware and Massachusetts law, and is not a complete description of those documents or law. Shareholders should refer to the provisions of such trust documents and by-laws (which are filed as exhibits to the registration statements of MPS and Direxion, respectively, which may be found at the SEC’s website www.sec.gov) and Massachusetts and Delaware law directly for more complete information.

COMPARISON OF VALUATION PROCEDURES

Generally, the procedures by which Direxion intends to value the securities the New Fund are very similar to the procedures used by MPS to value the securities of the Existing Fund. In all cases where a price is not readily available and no other means are available for determining a price, both MPS and Direxion turn to their fair valuation procedures for guidance. Applying Direxion’s fair valuation policies after the Reorganization to the New Fund will not result in material differences to the New Fund’s NAV per share compared to applying Direxion’s valuation policies to the Existing Fund prior to the Reorganization. The material differences between the policies of MPS and Direxion are described below.

Exchange Traded Securities or Securities Traded on an Automated Quotation System. For both MPS and Direxion, securities traded on an exchange or an automated quotation system are valued using the last reported sales price on the principal exchange or system on which it is traded. If a price is not readily available, both Direxion and MPS will price the security using the mean of the most recently quoted bid and ask price. For securities traded on NASDAQ, both Direxion and MPS will use the NASDAQ Office Closing Price.

Over the Counter Securities. For both Direxion and MPS, securities that are not traded on an exchange or an automated quotation system are valued using the last reported sales price and if a price is not readily available, both Direxion and MPS will price the security at the mean of the most recently quoted bid and ask price.

Money Market or Short-Term Instruments. For both Direxion and MPS, money market instruments are generally valued at amortized cost.

Fixed Income Securities. For MPS, debt securities are valued using the mean between the closing bid and ask prices as determined by an independent pricing service. In the absence of a price from a pricing service, MPS will implement its fair value procedures. For Direxion, securities are valued using mean between the closing bid and ask prices provided by an independent pricing service. If a price is not readily available, the security is priced using the mean between the closing bid and ask prices provided by brokers that make markets in such instruments. If there are no such brokers, Direxion will implement its fair valuation procedures.

Foreign Securities. For both MPS and Direxion, foreign securities are priced in their local currencies as of the close of the primary exchange or market or the close of the New York Stock Exchange, whichever is earlier. Foreign currencies are translated into U.S. dollars at the exchange rate as provided by a pricing service as of the close of the New York Stock Exchange.

Fair Value Determinations. For MPS, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the MPS Board when market quotations are not readily available. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause Hilton to believe that a security’s last sale price may not reflect its actual market value. The MPS Board regularly evaluates whether the fair value pricing procedures continue to be appropriate in light of the specific circumstances and the quality of prices obtained through the application of such procedures by MPS’ valuation committee. Further discussion about MPS’ fair value pricing procedures is contained in the Existing Fund’s prospectus.

For Direxion, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Direxion Board to be used when the pricing of securities appears invalid or are unavailable or when a significant event has occurred. The Direxion Board regularly evaluates whether the fair value pricing procedures continue to be appropriate in light of the specific circumstances and the quality of prices obtained through the application of such procedures by Direxion’s valuation committee. Further discussion about Direxion’s fair value pricing procedures is contained in Appendix B.

CAPITALIZATION

The capitalization of the Existing Fund and the New Fund as of October 31, 2014, 2014 and the New Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

(unaudited)	Aggregate Net Assets	Shares Outstanding	Net Asset Value Per Shares
Existing Fund - Hilton Yield Plus Fund (Investor Class)	$2,316,737	143,594	$16.13
Pro Forma New Fund – Direxion Hilton Tactical Income Fund (Investor Class)	$2,316,737	143,594	$16.13

(unaudited)	Aggregate Net Assets	Shares Outstanding	Net Asset Value Per Shares
Existing Fund - Hilton Yield Plus Fund (Institutional Class)	$36,836,889	2,280,599	$16.15
Pro Forma New Fund – Direxion Hilton Tactical Income Fund (Institutional Class)	$36,836,889	2,280,599	$16.15

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

The following discussion supplements the earlier discussion entitled “Summary of Fund Investment Objectives, Strategies and Risks.” The New Fund’s investment policies, strategies and risks are substantially similar to those of the Existing Fund. The New Fund’s investment objective is similar to the investment objective of the Existing Fund.

Investment Objectives

The investment objective of the Existing Fund is to seek total return consistent with the preservation of capital. The investment objective of the Existing Fund is not fundamental and may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

The investment objective of the New Fund is to primarily seek income with a secondary objective of capital appreciation consistent with the preservation of capital. The investment objective of the New Fund is not a fundamental policy and may be changed by the Direxion Board without shareholder approval upon a 60 days’ notice to shareholders.

The Direxion Board has no current intention to change this investment objective.

Investment Strategies

In selecting investments for the New Fund, Hilton will employ substantially similar strategies as it used for the Existing Fund.

The investment strategy of the New Fund is as follows:

The New Fund pursues its investment objective by utilizing an investment strategy that employs a disciplined approach to balancing fixed income investments with historically higher income producing equity securities, with a focus on minimizing absolute risk and volatility. Hilton, the New Fund’s subadviser, attempts to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that also offer the potential for capital appreciation. These securities may include common and preferred stocks of any capitalization, MLPs, REITs, and a variety of debt instruments of any maturity, including corporate bonds, ETNs, municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities.

MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. MLPs trade on national securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs typically distribute income quarterly and have the potential for capital appreciation to the extent that they experience growth in cash flow or earnings or increases in valuations.

REITs are corporations or trusts that invest primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, and that receive favorable tax treatment provided they meet certain conditions, including the requirement that they distribute at least 90% of their taxable income.

ETNs are debt obligations of investment banks which are traded on exchanges and whose returns are linked to the performance of market indices.

Hilton’s investment process begins by looking at various global macro-economic factors such as fiscal/monetary policy, interest rates, geo-political risks, inflation, commodity pricing, government policies and general business conditions. Hilton scans a broad array of possible income-producing opportunities across the capital structure and then analyzes company-specific fundamental research to understand a company’s dividend policy, relative value and balance sheet. Investments are selected for the New Fund’s portfolio that demonstrate stable and consistent cash flow, strong underlying asset value, competitive advantages and management teams with demonstrable positive track records.

Hilton has a two tier approach to managing the New Fund’s fixed income portfolio. First, it considers a long-term strategic investment view. Second, it buys and sells fixed income securities opportunistically in response to short-term market, economic, political, or other developments. The objective of Hilton’s fixed income portfolio strategy is to generate higher income than would be expected from traditional intermediate term fixed income investments such as U.S. government bonds. As a result, the New Fund may invest up to 30% in high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s) or, if unrated, determined by Hilton to be of comparable quality. The New Fund invests in fixed income securities of any duration. Duration measures the sensitivity of the price of a fixed income investment to a 1% change in interest rates. For example, a five-year duration means the investment will decrease in value by 5% if interest rates rise 1%.

In addition, the New Fund may invest in other investment companies, including ETFs, to the extent permitted by the 1940 Act.

Hilton’s investment team has the flexibility to change the New Fund’s asset allocation to reflect its outlook on market conditions and may reallocate the New Fund’s investments between asset classes in an attempt to improve its total return and reduce volatility. Volatility in the markets provides Hilton with the opportunity to benefit from perceived pricing dislocations that may occur during periods of market distress. The New Fund’s portfolio managers make asset allocation adjustments based on a combination of bottom-up/top-down fundamental analysis and relative value analysis among capital market instruments within the target asset classes.

At the discretion of Hilton, the New Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions and to retain flexibility in meeting redemptions and paying expenses, which may result, at times, in the New Fund not achieving its investment objective.

Disclosure of Portfolio Holdings

A description of the New Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the New Fund’s Statement of Additional Information. The Existing Fund’s policies and procedures with respect to the disclosure of portfolio securities are substantially similar to those of the New Fund and are described in the Existing Fund’s Statement of Additional Information.

Distribution

Quasar acts as the distributor of shares of the Existing Fund. Quasar has an exclusive right to sell shares of the Existing Fund at the net asset value per share, plus any applicable sales charges in accordance with the current prospectus, as agent and on behalf of MPS. Quasar is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

RCM acts as the distributor for the New Fund. As such, RCM agrees to sell New Fund shares on a best efforts basis as agent for Direxion upon the terms and at the current offering price (plus sales charge, if any) described in the current prospectus. RCM is a registered broker-dealer and member of FINRA.

Purchase, Redemption and Exchange Procedures

The Existing Fund and the New Fund have similar purchase and redemption policies.

Purchasing Information

Shares of the Existing Fund and New Fund are purchased at the next NAV per share calculated of the Existing Fund or New Fund, as the case may be, computed after the purchase order and funds are received by the applicable fund’s transfer agent or certain financial intermediaries and their agents that have made arrangements with the Existing Fund and are authorized to buy and sell shares of the Existing Fund (“Authorized Intermediaries”). Shares of the Existing Fund and New Fund are available direct through the respective fund’s transfer agent or through Authorized Intermediaries.

Existing Fund	Minimum Initial Investment	Minimum Subsequent Investment
Existing Fund - Investor Class Shares(1)	$2,500	$100
New Fund – Investor Class Shares(2)	$2,500	$100
Existing Fund - Institutional Class Shares(1)	$250,000	$100
New Fund – Institutional Class Shares(2)	$250,000	$100

(1)	The Existing Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion.
(2)	RAM may set different investment minimums for certain securities dealers, banks and other financial institutions that provide certain shareholder services or omnibus processing for the New Fund in fee-based mutual fund programs.

Redemption Information

Shares of the Existing Fund and the New Fund are redeemed at a price equal to the NAV per share next determined after the applicable fund’s transfer agent receives a redemption request in good order less any applicable redemption fee. A redemption request cannot be processed on days the New York Stock Exchange is closed. The New Fund may automatically convert Institutional Class shares to Investor Class shares of the New Fund if the total account balance falls below $250,000 after giving shareholders at least 30 days’ prior written notice of this conversion to give them an opportunity to increase the value of their account above this minimum. Additionally, both the Existing Fund and New Fund have reserved the right to redeem shares “in kind.” The Existing Fund offers a systematic withdrawal program that allows shareholders to have regular monthly payments redeemed from their accounts. The New Fund does not offer a systematic withdrawal program.

The Existing Fund has a redemption fee of 2.00% which is calculated as a percentage of the amount redeemed, if the redemption request occurs within 60 days of the purchase of the shares. The New Fund has a redemption fee of 1.00% which is calculated as a percentage of the amount redeemed, if the redemption request occurs within 30 days of the purchase of the shares.

Exchange Policies

The Existing Fund does not have an Exchange Policy.

Institutional Class shareholders of the New Fund will be able to exchange shares of the New Fund for Institutional Class shares of any other RAM-sponsored fund that offers Institutional Class shares. Exchanges will be processed at the next determined NAV after receipt of your order in good form without any charges. Exchanges can only be honored between accounts registered in the same name and having the same address and taxpayer identification number. If your exchange establishes a new position in a fund, you must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged. You may exchange by telephone unless you declined telephone exchange options on your account Application. Your exchange of shares of New Fund (“original shares”) for shares of any other fund will be treated for federal income tax purposes as a sale of the New Fund shares, with the result that you will recognize a taxable gain or loss on the exchange.

Additional shareholder account information for the Existing Fund is available in its prospectus. Additional shareholder account information for the New Fund is provided in Appendix B.

Investment Adviser, Investment Subadviser and Portfolio Management

Hilton serves as the investment adviser of the Existing Fund. Hilton is located at 1010 Franklin Avenue, Garden City, New York 11530. Established in 2001, Hilton is an SEC-registered investment adviser that provides investment advisory services to private clients and institutions and has approximately $620.7 million in assets under management as of September 30, 2014. As a result of the Reorganization, Hilton will become the investment subadviser and RAM will serve as investment adviser of the New Fund. RAM has been managing mutual funds since June 1997. RAM is located at 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019. As of September 30, 2014, RAM had approximately $8.6 billion in assets under management.

William J. Garvey, C. Craig O’Neill and Alexander D. Oxenham of Hilton serve as the portfolio managers of the Existing Fund and will continue to serve as portfolio managers of the New Fund. As investment adviser, RAM will oversee Hilton’s management of the New Fund’s portfolio. Hilton, as investment subadviser, will be responsible for the trading and asset allocation of the New Fund. Following are the biographies of these portfolio managers.

William J. Garvey – Chief Investment Officer. Mr. Garvey is the founder of Hilton Capital, LLC and has served as its Chief Investment Officer since 2001. During his thirty years on Wall Street, Mr. Garvey developed a unique investment process that serves as the core for the firm’s investment philosophy. Prior to founding Hilton Capital, LLC, Mr. Garvey established a Fixed Income Investment Advisory business at Ashland Management where he served as Head of Portfolio Management, and was also affiliated with Lehman Brothers where he concentrated on the Fixed-Income markets. Mr. Garvey has also been associated with Bache and Co., Dean Witter, and was a founding partner of William J. Garvey and Co., a member firm of the Comex. Mr. Garvey earned a BS from Fairfield University.

C. Craig O’Neill – President and Chief Executive Officer. Mr. O’Neill is the President and CEO of Hilton Capital Management, LLC, serving in this capacity since 2010. Prior to joining Hilton Capital, from 2005 to 2010, Mr. O’Neill was a Managing Director at Rafferty Capital Markets, overseeing their Institutional Equity Sales and Trading as well as the Prime Brokerage group. Prior to Rafferty Capital, Mr. O’Neill was a partner at CDM LLC, an option specialist firm on the American Stock Exchange, where he served as a Senior Market Maker and Risk Manager. Mr. O’Neill is a graduate of Hobart College with a B.S. in Economics.

Alexander D. Oxenham – Senior Portfolio Manager. Mr. Oxenham joined Hilton Capital Management, LLC in 2011 from HSBC Private Bank in New York. At HSBC, Mr. Oxenham was a Senior Portfolio Manager and Voting Member on the HSBC Private Bank Investment Policy committee for the Americas’ region from 2007-2011. Prior to HSBC, from 2003-2007, Mr. Oxenham worked in portfolio management for Mercantile Bankshares, Bankers Trust, Alex Brown / Brown Advisory and Bank of America. Mr. Oxenham holds a B.S. in International Business from the University of Maryland, College Park and an M.B.A. in Finance from American University, and is a CFA charter holder. Alex is also a member of the CFA Institute and the New York Society of Security Analysts.

RAM will oversee the pricing and fair valuation of portfolio securities in addition to reviewing Hilton’s trading to ensure adherence to the New Fund’s investment objectives and strategies. RAM will also oversee the day-to-day operations of the New Fund that are performed by the Third Party Service Providers. This includes daily accounting functions, fund administration, custody and transfer agent duties performed by USBFS and its affiliates. RAM’s functions will also include the review and annual update of the registration statement and review of the financial statements. RAM will provide Chief Compliance Officer services to the New Fund and, in conjunction with RCM, perform all marketing and sales efforts.

Under an investment advisory agreement between Direxion and RAM, on behalf of the New Fund, the New Fund will pay RAM fees at an annualized rate of 0.90% of the New Fund’s average daily net assets.

Under an investment subadvisory agreement, Hilton will serve as subadviser to the New Fund. RAM, not the New Fund, will pay Hilton a subadvisory fee at an annualized rate of 0.38% of the New Fund’s average daily net assets.

In addition, RAM has entered into an Operating Services Agreement with the New Fund. Under this Operating Services Agreement, RAM, in exchange for an Operating Services Fee of paid to RAM by the New Fund, has contractually agreed to pay all expenses of the New Fund, in exchange for an annualized fee of 0.15% of the average daily net assets of each class of the New Fund, as long as RAM is the investment adviser of the New Fund other than the following: management fees, distribution and/or service fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the New Fund.

Other Service Providers

USBFS 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Existing Fund’s and the New Fund’s administrator, transfer agent, and fund accountant. U.S. Bank N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, an affiliate of USBFS, serves as the custodian for the portfolio securities, cash and other assets of the Existing Fund and the New Fund.

Quasar, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the distributor for the Existing Fund. Quasar has an exclusive right to sell shares of the Existing Fund at the net asset value per share, as agent and on behalf of MPS. Quasar is a registered broker-dealer and member of FINRA.

RCM, 1010 Franklin Avenue, 3rd Floor, Garden City, New York 11530, will act as the distributor for the New Fund. RCM and participating dealers with whom it has entered into dealer agreements offer shares of a fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. RCM is a registered broker-dealer and member of FINRA. RCM, RAM and Hilton are affiliated companies under the common control of Lawrence C. Rafferty through his ownership in Rafferty Holdings, LLC.

Ernst & Young LLP (“E&Y”), 5 Times Square New York, New York, 10036, serves as the independent registered public accounting firm to Direxion, including the New Fund. Cohen Fund Audit Services, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, was initially appointed by the MPS Board as the independent registered public accounting firm for the Existing Fund. Because the Existing Fund had not reached its first fiscal year end and would be audited by E&Y following the Reorganization, Cohen resigned as the independent registered public accounting firm of the Existing Fund. Following Cohen’s resignation, the MPS Board considered the request of Hilton to replace Cohen with E&Y and approved E&Y to perform the first audit of the Existing Fund’s financial statements for the fiscal year ending August 31, 2014.

THE MPS BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE PROPOSAL.

VOTING INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies by the MPS Board to solicit your vote for the Proposal at a Special Meeting of Shareholders of the Existing Fund. The Special Meeting will be held at the offices of MPS at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 on December 3, 2014 at 10:30 a.m. Central time.

You may vote in one of three ways:

•	Complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);

•	Vote on the Internet at the website address listed on your proxy ballot; or

•	Call the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent proxy or a written notice of revocation to the Secretary of MPS. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Only shareholders of record on October 31, 2014, are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share held as of the close of business on October 31, 2014, is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. If shareholders of the Existing Fund do not approve the Reorganization, then the Reorganization will not be implemented.

The presence in person or by proxy of one third of the outstanding shares of the Existing Fund entitled to vote will constitute a quorum for the Special Meeting. With respect to the Proposal, a majority of the shares of the Existing Fund entitled to vote must be present in person or by proxy. When a quorum is present, the affirmative vote of the lesser of (1) 67% or more of the shares of the Existing Fund present or represented by proxy at the Special Meeting, if holders of more than 50% of the Existing Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Existing Fund’s outstanding shares.

If a quorum of shareholders of the Existing Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Existing Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Existing Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Existing Fund may be adjourned from time to time by a majority of the votes of the Existing Fund properly cast upon the question of adjourning the Special Meeting of the Existing Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Existing Fund may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal. The persons named in the proxy will vote against adjournment those shares that they are entitled to vote if the shareholder proxies instruct persons to vote against the proposal.

All proxies voted, including abstentions will be counted toward establishing a quorum. Abstentions will be treated as shares voted against a proposal.

Approval of the Proposal will occur only if a sufficient number of votes are cast “FOR” the proposal. If shareholders of the Existing Fund do not vote to approve the Reorganization, the Existing Fund will continue to operate as a series of MPS with Hilton as its investment adviser. If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting, may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present. The costs of any additional solicitation and of any adjourned session will be borne by RAM.

A shareholder of the Existing Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or MPS’ Governing Instruments to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders. If the Reorganization is consummated, shareholders will be free to redeem the shares of the New Fund that they receive in the transaction at their then-current NAV per share. Shares of the Existing Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of the Existing Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

METHOD AND COST OF SOLICITATION

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the MPS Board for use at the Special Meeting. The MPS Board has fixed the close of business on October 31, 2014, (the “Record Date”), as the record date for determining the shareholders of the Existing Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Existing Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet or oral communications by certain employees of Hilton or RAM, who will not be paid for these services. The Existing Fund will not pay for the costs of the Reorganization or the Special Meeting. RAM will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the cost of copying, printing and mailing proxy materials.

RIGHT OF REVOCATION

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to MPS, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again on the Internet or through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Shareholders of the Existing Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting. As of that date, the following numbers of shares were outstanding for the Existing Fund:

Shares Outstanding & Entitled to Vote (unaudited)
2,424,193

There were no outstanding shares of the New Fund on the Record Date, as the New Fund had not yet commenced operations.

As of the Record Date, the Existing Fund’s shareholders of record and/or beneficial owners (to the MPS’ knowledge) who owned five percent or more of the Existing Fund’s shares are set forth below:

Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
Investor Class

Pershing LLC PO Box 2052 Jersey City, NJ 07303	420,954.428	18.51%	Record

Rafferty Holdings, LLC 1010 Franklin Ave., Suite 300A Garden City, NY 11530	274,787.910	12.08%	Record

Charles Schwab & Co. Inc. Special CustodyAcct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	124921.924	5.49%	Record

Institutional Class

Charles Schwab & Co. Inc. Special CustodyAcct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	104,944.587	73.08%	Record

Pershing LLC PO Box 2052 Jersey City, NJ 07303	19,017.601	13.24%	Record

As of the Record Date, the Officers and Trustees of MPS, as a group, owned of record and beneficially less than 1.00% of the outstanding voting securities of the Existing Fund.

INTEREST OF CERTAIN PERSONS IN THE TRANSACTION

The following persons may be deemed to have an interest in the Reorganization because each controls Hilton or RAM. RAM and Hilton will provide investment management services to the New Fund. Future growth of the New Fund can be expected to increase the total amount of fees payable to both RAM and Hilton.

Name	Relationship to Hilton or RAM
Dan O’Neill	Chief Executive Officer – RAM
Craig O’Neill	Chief Executive Officer – Hilton

FURTHER INFORMATION ABOUT THE FUND AND THE ACQUIRING FUND

Further information about the Existing Fund is contained in the following documents:

•	Prospectus for the Hilton Yield Plus Fund dated August 26, 2013; and

•	Statement of Additional Information for the Hilton Yield Plus Fund dated August 26, 2013.

The Annual Report to Shareholders of the Existing Fund for the period ended August 31, 2014, containing audited financial statements, has been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to MPS or by calling (855) 953-7587.

Shareholders may obtain a copy of the New Fund’s Prospectus and Statement of Additional Information by writing to the New Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202. As the New Fund has not yet commenced operations as of the date of this Proxy Statement, annual and semi-annual reports relating to the New Fund are not available.

MPS and Direxion are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by MPS may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at certain regional offices of the SEC: Atlanta Regional Office, 3475 Lenox Road, NE., Suite 1000, Atlanta, Georgia 30326-1232; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, Massachusetts 02110-1424; Chicago Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604-2908; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, Texas 76102-6882; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131-4901; New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281-1022; Philadelphia Regional Office, 701 Market Street, Suite 2000, Philadelphia, Pennsylvania 19106-1532; Salt Lake Regional Office, 15 West South Temple Street, Suite 1800, Salt Lake City, Utah 84101-1573; San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, California 94104-4716. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

MISCELLANEOUS ISSUES

OTHER BUSINESS

The MPS Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Meeting, the MPS Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

NEXT MEETING OF SHAREHOLDERS

The Existing Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Existing Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Existing Fund will be held at such time as the MPS Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by MPS at its office at a reasonable time before MPS begins to print and mail its proxy, as determined by the MPS Board, to be included in the Existing Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the New Fund will be passed on by the law firm of K&L Gates LLP 1601 K Street, N.W. Washington, DC 20006-1600.

EXPERTS

The financial statements of the Existing Fund for the fiscal year ended August 31, 2014, have been audited by Ernst & Young, LLP, an independent registered public accounting firm, which are incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm given on their authority as experts in accounting and auditing.

By Order of the Board of Trustees of Managed Portfolio Series

/s/ Angela L. Pingel
Angela L. Pingel, Secretary

November 13, 2014

APPENDIX A: AGREEMENT AND PLAN OF REORGANZATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [    ] day of [        ], 2014, among MANAGED PORTFOLIO SERIES (the “MPS Trust”), a Delaware statutory trust, with its principal place of business at 615 E. Michigan Street, Milwaukee, WI 53202, on behalf of the Hilton Yield Plus Fund, a segregated portfolio of assets (“series”) of MPS Trust (the “Existing Fund”), Direxion Funds, a Massachusetts business trust, with its principal place of business at 1301 Avenue of the Americas, 35th Floor, New York, NY 10019 (“Direxion”), on behalf of the Direxion Hilton Tactical Income Fund (the “New Fund”) (the New Fund and Existing Fund are referred to individually as a “Fund” or collectively as “Funds”), and, solely with respect to Article VIII, Rafferty Asset Management, LLC (“Rafferty”). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations, and warranties of and by each Fund, and of and by MPS Trust and Direxion (each, an “Investment Company,” together, the “Investment Companies”), as applicable, on its behalf, shall be the obligations, agreements, representations, and warranties of that Fund only, and in no event shall any other Fund or any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its obligations, agreements, representations, and warranties set forth herein.

Each Investment Company wishes to effect a reorganization as described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted). This Agreement is intended to be, and each Investment Company adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will consist of (1) the transfer of all of the assets of the Existing Fund to the New Fund in exchange solely for (i) shares of beneficial interest, no par value per share (“shares”), of the New Fund and (ii) the assumption by the New Fund of all liabilities of the Existing Fund, (2) the distribution of those shares, after the Closing Date (as defined in paragraph 2.1), to the shareholders of the Existing Fund in exchange for the shares therein and in complete liquidation thereof, and (3) the termination of the Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Existing Fund and the New Fund being referred to herein collectively as the “Reorganization”).

Each Investment Company is an open-end, registered management investment company, and the Existing Fund owns securities that generally are assets of the character in which the New Fund is permitted to invest.

The Board of Trustees of each Investment Company (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”), of either Investment Company, has determined that participation in the Reorganization is in the best interests of its Fund. The Board of the MPS Trust, including a majority of its Independent Trustees, also has determined that the interests of the Existing Fund’s existing shareholders will not be diluted as a result of the Reorganization.

The Existing Fund is authorized to issue and has outstanding two classes of shares, designated Investor Class Shares and the Institutional Class Shares (“Existing Fund Shares”). The New Fund will be authorized to issue two classes of shares, designated Investor Class Shares and the Institutional Class Shares (“New Fund Shares”). The rights, powers, privileges, and obligations of each class of the New Fund Shares will be materially identical to those of the Existing Fund Shares.

NOW, THEREFORE, in consideration of the promises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Agreement and Plan of Reorganization

ARTICLE I

THE REORGANIZATION

1.1 THE EXCHANGE. Subject to requisite approval of the Existing Fund’s shareholders and the other terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Existing Fund agrees to sell, assign, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund. In exchange therefor, the New Fund agrees (a) to issue and deliver to the Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Existing Fund Shares outstanding at the Effective Time (as defined in paragraph 2.1) and (b) to assume the Existing Fund’s liabilities described in paragraph 1.3. Such transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 ASSETS TO BE ACQUIRED. (a) The Assets to be sold, assigned, transferred, and delivered to and acquired by the New Fund shall consist of all assets and property of every kind and nature — including all cash, securities, commodities, interests in futures, dividends and interest receivable, receivables for shares sold, and other rights — that are owned by the Existing Fund, and any deferred or prepaid expenses shown as an asset on its books, as of the Effective Time. For the sake of clarity, assets to be acquired include all rights (including rights to indemnification and contribution) and claims (including claims for breach of contract, violation of standards of care), of the Existing Fund against any party with whom the Existing Fund has contracted for any actions or omissions up to the Closing Date.

(b) The Existing Fund has provided the New Fund with its most recent financial statements, which contain lists of all of the Existing Fund’s assets as of the date of such statements. The Existing Fund hereby represents that as of the date of the execution of this Agreement, there have been no material changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends (including capital gain distributions) and redemption proceeds to shareholders. The audited financial statements of the Existing Fund’s assets will be provided to the New Fund when transmitted to the Existing Fund’s shareholders.

(c) The Existing Fund will, within a reasonable period of time prior to the Closing Date, furnish the New Fund with a list of the Existing Fund’s portfolio securities and other investments. The New Fund will, within a reasonable time prior to the Closing Date, furnish the Existing Fund with a list of the securities, if any, on the Existing Fund’s list referred to above that do not conform to the New Fund’s investment objectives, policies, and restrictions.

1.3 LIABILITIES TO BE ASSUMED. The Existing Fund will endeavor in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The New Fund shall assume all remaining liabilities, obligations, expenses, costs, and charges of the Existing Fund, excluding Reorganization Expenses (as defined in paragraph 3.3(e)) borne by Rafferty, and/or affiliates pursuant to Article VIII, whether known or unknown, contingent, accrued, or otherwise (collectively, “Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. At or before the Closing (as defined in paragraph 2.1), the New Fund shall redeem the Initial Share (as defined in paragraph 5.5) for the price at which it is issued pursuant to that paragraph. On or as soon after the Closing Date as is conveniently practicable (“Liquidation Date”), (a) the Existing Fund will make a liquidating distribution, pro rata to the shareholders of record of its shares determined as of the Effective Time (“Existing Fund Shareholders”), of all the New Fund Shares received by the Existing Fund pursuant to paragraph 1.1, and (b) the Existing Fund will thereupon proceed to terminate as set forth in paragraph 1.8. Such liquidation and distribution will be accomplished by transferring the New Fund Shares credited to the Existing

Agreement and Plan of Reorganization

Fund’s account on the books of the New Fund’s transfer agent (“Transfer Agent’s Books”) to open accounts on the Transfer Agent’s Books in the names of the Existing Fund Shareholders, each such transfer representing the respective pro rata number of New Fund Shares due each such shareholder. The aggregate net asset value (“NAV”) of New Fund Shares distributed pursuant to this paragraph will equal the aggregate NAV of the Existing Fund Shares determined as of the Effective Time. All issued and outstanding Existing Fund Shares will simultaneously be canceled on the Existing Fund’s share records. The New Fund shall not issue certificates representing New Fund Shares in connection with such transfer. Each Existing Fund Shareholder shall have the right to receive any unpaid dividends and/or other distributions that were declared by the Existing Fund before the Effective Time with respect to the Existing Fund Shares such Existing Fund Shareholder held of record as of the time of the declaration thereof.

1.5 OWNERSHIP OF SHARES. Ownership of New Fund Shares will be shown on the Transfer Agent’s Books.

1.6 TRANSFER TAXES. Any transfer taxes payable on the transfer of New Fund Shares in a name other than the registered holder of the Existing Fund Shares on the Existing Fund’s share records as of the Effective Time shall, as a condition of such issuance and transfer, be paid by the person to whom such New Fund Shares are to be transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Existing Fund is and shall remain the responsibility of the Existing Fund, up to and including the Closing Date, and such later date on which the Existing Fund is terminated as described in paragraph 1.8.

1.8 TERMINATION. As soon as practicable after the Closing Date, the Existing Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, the Existing Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

CLOSING

2.1 CLOSING, CLOSING DATE, and EFFECTIVE TIME. Subject to the satisfaction or waiver of all the conditions set forth in Articles V, VI, and VII, the closing of the Reorganization, including related acts necessary to consummate the same (“Closing”), will be on or about [December 5, 2014], or another date that the Investment Companies agree to in writing (“Closing Date”). All acts taking place at the Closing shall be deemed to take place immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the Closing Date unless the Investment Companies agree otherwise (“Effective Time”). The Closing shall be held at U.S. Bancorp Fund Services, LLC’s offices, 777 E. Wisconsin Avenue, Milwaukee, WI 53202, or at another place the Investment Companies agree to.

2.2 CUSTODIAN’S CERTIFICATE. U.S. Bank, N.A., as the New Fund’s and Existing Fund’s custodian, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Existing Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the New Fund’s custody account, for the New Fund’s benefit, on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with such delivery of portfolio securities.

2.3 TRANSFER AGENT’S CERTIFICATE. The Existing Fund shall cause U.S. Bancorp Fund Services, LLC (“USBFS”), its transfer agent, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Existing Fund Shareholders and the number and percentage ownership of outstanding Existing Fund Shares owned by each such shareholder

Agreement and Plan of Reorganization

at the Effective Time. The New Fund shall issue and deliver or cause USBFS, in its capacity as its transfer agent, to issue and deliver a confirmation evidencing the New Fund Shares to be delivered pursuant to paragraph 1.1 to the Secretary of MPS Trust or provide evidence satisfactory to MPS Trust that such New Fund Shares have been credited to the Existing Fund’s account on the Transfer Agent’s Books. At the Closing, each Investment Company shall deliver to the other Investment Company such bills of sale, checks, assignments, share certificates, receipts, and other documents, if any, as such other Investment Company or its counsel may reasonably request.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 REPRESENTATIONS OF MPS TRUST. MPS Trust, on the Existing Fund’s behalf, represents and warrants to Direxion, on the New Fund’s behalf, as follows:

(a) The Existing Fund is a separate series of MPS Trust, a “Delaware statutory trust” (i.e., a trust operating under a written instrument or declaration of trust, the beneficial interest under which is divided into transferable shares, organized under the laws of the State of Delaware) that is duly organized, validly existing, and in good standing under those laws;

(b) MPS Trust is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the 1940 Act is in full force and effect;

(c) The current Prospectus and Statement of Additional Information of the Existing Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (“1933 Act”), and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) The Existing Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any material provision of MPS Trust’s Declaration of Trust, as amended (“Declaration”) or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which MPS Trust, with respect to the Existing Fund, is a party or by which it is bound;

(e) The Existing Fund has no material contracts or other commitments (other than this Agreement) that if terminated will result in material liability to the Existing Fund, except for liabilities, if any, disclosed to Direxion;

(f) Except as otherwise disclosed in writing to and accepted by Direxion, no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or to its knowledge threatened against the Existing Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or its ability to carry out the transactions contemplated herein. MPS Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Existing Fund’s business or its ability to consummate the transactions contemplated herein;

(g) The financial statements of the Existing Fund for the fiscal year ended August 31, 2014 will be completed in accordance with generally accepted accounting principles consistently applied in the United States, and such statements will (copies of will be furnished to Direxion) fairly

Agreement and Plan of Reorganization

reflect, in all material respects, the financial condition of the Existing Fund as of and for the fiscal year ended on that date, and any known contingent liabilities of the Existing Fund as of that date that are not disclosed in such statements will be disclosed to Direxion by the MPS Trust;

(h) Since the date of the Existing Fund’s audited annual report to shareholders for the period from September 16, 2013 to August 31, 2014 through the Closing Date, there have been no material adverse changes in the Existing Fund’s financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business), or any incurrence by the Existing Fund of material indebtedness, except as otherwise disclosed to and accepted by Direxion. For the purposes of this subparagraph, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change;

(i) On the Closing Date, all federal and other tax returns and reports of the Existing Fund required by law to be filed by such date (giving effect to extensions), shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. All of the Existing Fund’s tax liabilities will have been adequately provided for on its books. To the best of MPS Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) The Existing Fund will provide its books and records to the New Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date;

(k) All issued and outstanding shares of the Existing Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by MPS Trust and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Existing Fund will, as of the Effective Time, be held by the persons and in the amounts set forth in the records of the Existing Fund’s transfer agent as provided in paragraph 2.3. The Existing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Existing Fund Shares and has no outstanding securities convertible into any of the Existing Fund Shares;

(l) On the Closing Date, the Existing Fund will have good and valid title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder. On delivery and payment for the Assets, the New Fund will acquire good and valid title, subject to no restrictions on the full transfer of the Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by Direxion;

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Existing Fund. Subject to approval by the Existing Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Existing Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Existing Fund for use in registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations;

(o) As of the effective date of the Prospectus/Proxy Statement (as defined in paragraph 4.6), the date of the meeting of shareholders of the Existing Fund, and the Closing Date, any

Agreement and Plan of Reorganization

written information furnished by MPS Trust with respect to the Existing Fund for use in the Prospectus/Proxy Statement or, Registration Statement (as defined in paragraph 3.2(b)) does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading;

(p) The Existing Fund is a “fund” (as defined in section 851(g)(2)). It has elected to be, and for its first taxable year of operation has met the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification and treatment as, a regulated investment company (“RIC”), and has been eligible to and has computed its federal income tax under section 852. The Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982 that remains unpaid. The Existing Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties that could be imposed thereunder;

(q) The Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Existing Fund’s Prospectus, except as previously disclosed in writing to Direxion;

(r) The New Fund Shares to be issued to the Existing Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Existing Fund Shareholders as provided in paragraph 1.4;

(s) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, or Delaware law for the execution or performance of this Agreement by MPS Trust, for itself and on behalf of the Existing Fund, except for the effectiveness of the Prospectus/Proxy Statement, Registration Statement and other consents, approvals, authorizations, and filings that have been made or received or may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Existing Fund’s shareholders as described in paragraph 4.2;

(t) The Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business. At the Effective Time, the Existing Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)); and

(u) The Declaration permits MPS Trust to vary its shareholders’ investment, and the Existing Fund does not have a fixed pool of assets. The Existing Fund is a managed portfolio of securities, and Hilton Capital Management, LLC, its investment adviser, has the authority to buy and sell securities for it.

3.2 REPRESENTATIONS OF DIREXION. Direxion, on the New Fund’s behalf, represents and warrants to MPS Trust, on the Existing Fund’s behalf, as follows:

(a) Direxion is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts. Direxion is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

Agreement and Plan of Reorganization

(b) At the Effective Time, the New Fund will be a duly established and designated separate series of Direxion. As of the date of this Agreement, Direxion has or will file a post-effective amendment to its registration statement on Form N-1A (“Registration Statement”) for the purpose of registering the New Fund under the 1940 Act. The New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, it will be a shell series of Direxion, without assets (except the amount paid for the Initial Share if it has not already been redeemed by that time) or liabilities, created solely for the purpose of acquiring the Assets and assuming the Liabilities;

(c) As of the Effective Time, the Prospectus and Statement of Additional Information of the New Fund in the Registration Statement will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading;

(d) The New Fund is not, and the execution, delivery, and performance of this Agreement will not result in, violation of any material provision of Direxion’s Declaration of Trust (“Trust Agreement”) or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which Direxion, with respect to the New Fund, is a party or by which it is bound;

(e) Except as otherwise disclosed in writing to and accepted by MPS Trust, no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or to its knowledge threatened against the New Fund or any of its properties or assets, Rafferty or any principal underwriter or distributor to Direxion that, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or its ability to carry out the transactions contemplated herein. Direxion knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the New Fund’s business or its ability to consummate the transactions contemplated herein;

(f) There will be no issued and outstanding shares of the New Fund prior to the Closing Date other than the Initial Share;

(g) All New Fund Shares issued pursuant to this Agreement will be, when issued, duly authorized and validly issued and outstanding, fully paid, and non-assessable by Direxion. The New Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any New Fund Shares, and there are no outstanding securities convertible into any New Fund Shares;

(h) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the New Fund, and this Agreement constitutes a valid and binding obligation of the New Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(i) The information to be furnished by the New Fund for use in registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations;

(j) As of the effective date of the Prospectus/Proxy Statement, the date of the meeting of shareholders of the Existing Fund, and the Closing Date, any written information furnished by Direxion with respect to the New Fund for use in the Prospectus/Proxy Statement, the Registration

Agreement and Plan of Reorganization

Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading;

(k) The New Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date;

(l) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, the 1940 Act, or Massachusetts law for the execution or performance of this Agreement by Direxion, for itself and on behalf of the New Fund, except for the effectiveness of the Prospectus/Proxy Statement, Registration Statement and other consents, approvals, authorizations, and filings that have been made or received or may be required subsequent to the Closing Date;

(m) The New Fund will be a “fund” (as defined in section 851(g)(2)). It will elect to be, and will qualify for its first taxable year ending after the Effective Time for treatment as, a RIC. The New Fund intends and will make all reasonable efforts (1) to duly and timely file all federal, state, local, and foreign tax returns that it will be required to file and to pay all taxes that will be due and payable except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect, (2) to comply in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect of dividends and other distributions to shareholders, and (3) for each taxable year (including the taxable year that includes the Effective Time), to meet the requirements of Subchapter M for qualification and treatment as a RIC and to be eligible to and to compute its federal income tax under section 852;

(n) There is no plan or intention for the New Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization. Before or pursuant to the Reorganization, neither the New Fund nor any person Related to it will have acquired Existing Fund Shares, directly or through any transaction, agreement, or arrangement with any other person, with consideration other than New Fund Shares. Assuming satisfaction of the condition in paragraph 3.1(u), immediately after the Reorganization (1) not more than 25% of the value of the New Fund’s total assets (excluding cash, cash items, and government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

(o) The Trust Agreement permits Direxion to vary its shareholders’ investment, and it does not have a fixed pool of assets. The New Fund (after it commences operations) is (or will be) a managed portfolio of securities, and Rafferty, its investment adviser, and Hilton Capital Management, LLC, its investment sub-adviser, have (or will have) the authority to buy and sell securities for the New Fund.

3.3 ADDITIONAL REPRESENTATIONS OF EACH INVESTMENT COMPANY. Each Investment Company, on its Fund’s behalf, further represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a) The fair market value of the New Fund Shares each Existing Fund Shareholder receives will be approximately equal to the fair market value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(b) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the New Fund and those to which the Assets are subject;

Agreement and Plan of Reorganization

(c) None of the compensation received by any Existing Fund Shareholder who or that is an employee of or service provider to the Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Existing Fund Shareholder holds; none of the New Fund Shares any such Existing Fund Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Existing Fund Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(d) No expenses incurred by the Existing Fund or on its behalf in connection with the Reorganization will be paid by the New Fund, Rafferty, Hilton Capital Management, LLC, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(e) Immediately following consummation of the Reorganization, (1) the Existing Fund Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets and be subject to the same liabilities that the Existing Fund held or was subject to immediately before the Reorganization, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

ARTICLE IV

COVENANTS

4.1 OPERATION IN ORDINARY COURSE. The Existing Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include declaring and paying customary dividends and other distributions and shareholder redemptions.

4.2 APPROVAL OF SHAREHOLDERS. MPS Trust will call a special meeting of the Existing Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

4.3 ADDITIONAL INFORMATION. MPS Trust will assist Direxion in obtaining such information as the latter reasonably requests concerning the beneficial ownership of Existing Fund Shares.

4.4 FURTHER ACTION. Subject to the provisions of this Agreement, each Investment Company will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated in this Agreement, including any actions required to be taken after the Closing Date.

4.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, MPS Trust shall furnish to Direxion, in a form reasonably satisfactory to the latter, a statement of the Existing Fund’s earnings and profits for federal income tax purposes that will be carried over by the New Fund pursuant to section 381, which will have been reviewed by Ernst & Young LLP, the Existing Fund’s accounting firm, and certified by MPS Trust’s Treasurer.

Agreement and Plan of Reorganization

4.6 PREPARATION OF PROSPECTUS/PROXY STATEMENT. Direxion will file with the SEC a proxy statement on Form N-14 (“Prospectus/Proxy Statement”) under the 1933 Act relating to the transactions contemplated in this Agreement, subject to approval of MPS Trust’s Board, which approval shall not be unreasonably withheld. The Prospectus/Proxy Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act. MPS Trust will provide Direxion with the materials and information necessary to prepare the Prospectus/Proxy Statement in connection with the meeting of the Existing Fund’s shareholders to consider the approval of this Agreement.

4.7 INDEMNIFICATION AND INSURANCE.

(a) Direxion (solely out of the New Fund’s assets and property, including any amounts paid to the New Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Existing Fund, MPS Trust, and MPS Trust’s current and former Trustees and officers (collectively, “Existing Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities, and expenses (including the payment of reasonable legal fees and reasonable costs of investigation) to which any Existing Fund Indemnified Person(s) may become subject, insofar as any such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of or is based on any breach by the New Fund or Direxion of any of its representations, warranties, covenants, or agreements set forth in this Agreement.

(b) MPS Trust (solely out of the Existing Fund’s assets and property, including any amounts paid to the Existing Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the New Fund, Direxion, and Direxion’s Trustees and officers (collectively, “New Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities, and expenses (including the payment of reasonable legal fees and reasonable costs of investigation) to which any New Fund Indemnified Person(s) may become subject, insofar as any such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of or is based on any breach by the Existing Fund or MPS Trust of any of its representations, warranties, covenants, or agreements set forth in this Agreement.

(c) Rafferty agrees to provide the MPS Trust’s Trustees with tail insurance (i.e., liability insurance that extends beyond the end of the policy period of a liability insurance policy written on a claims-made basis) in connection with the Reorganization, for a two-year period following the Closing Date, to indemnify each of those Trustees to the extent that they would have been subject to indemnification under the Declaration with respect to any matters relating to the Existing Fund.

ARTICLE V

CONDITIONS PRECEDENT TO MPS TRUST’S OBLIGATIONS

The obligations of MPS Trust, on the Existing Fund’s behalf, to consummate the transactions provided for herein shall be subject, at its election, to the performance by Direxion, on the New Fund’s behalf, of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

5.1 All representations, covenants, and warranties of Direxion and the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. Direxion shall have delivered to MPS Trust at the Closing a certificate executed in the name of Direxion, on the New Fund’s behalf, by Direxion’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to MPS Trust and dated as of the Closing Date, to such effect and as to such other matters as MPS Trust shall reasonably request;

Agreement and Plan of Reorganization

5.2 MPS Trust shall have received on the Closing Date an opinion from K&L Gates, LLP, counsel to Direxion, dated as of the Closing Date, in a form reasonably satisfactory to MPS Trust, covering the following points:

(a) Direxion is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge based solely on a telephone conversation with a member of the SEC staff, such registration with the SEC is in full force and effect;

(b) In the ordinary course of such counsel’s representation of the New Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to the New Fund existing on or before the effective date of the Registration Statement or Prospectus/Proxy Statement or the Closing Date) that are required to be described in the Registration Statement or Prospectus/Proxy Statement or to be filed as exhibits to the Registration Statement or Prospectus/Proxy Statement that are not described or filed as required; and

(c) No consent, approval, authorization, or order of any court or governmental authority of the United States is required for the consummation by Direxion and the New Fund of the transactions contemplated in this Agreement, except such as have been obtained and are in full force and effect.

Such counsel shall also advise MPS Trust that they were not engaged by Direxion to give substantive attention, in the form of legal consultation or representation, to any action or proceeding pending before any court, governmental agency, or arbitrator or overtly threatened in writing, against Direxion with respect to the New Fund that seeks to enjoin the performance or affect the enforceability of this Agreement or the consummation of the transactions hereunder or, except as disclosed to MPS Trust, seeks damages from the New Fund.

In this paragraph 5.2, references to the Prospectus/Proxy Statement include and relate to only the text of the Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein;

5.3 The Registration Statement is effective under the 1933 Act;

5.4 As of the Closing Date there shall have been no material change in the investment objective, policies, and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the shareholder servicing plan, other fees payable for services provided to the New Fund, fee waiver or expense reimbursement undertakings, or sales loads of the New Fund from those fee amounts, undertakings, and sales load amounts of the New Fund described in the Prospectus/Proxy Statement or Registration Statement;

5.5 Before the Closing, Direxion’s Board shall have authorized the issuance of, and Direxion shall have issued, one New Fund Share (“Initial Share”) to Rafferty or an affiliate thereof, in consideration of the payment of $10.00 (or other amount such Board determines), to take whatever action it may be required to take as the New Fund’s sole shareholder pursuant to paragraph 5.6; and

5.6 Direxion, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management agreement and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by Direxion’s Board and, to the extent required by law (as interpreted by SEC staff positions), by its trustees who are Independent Trustees thereof and by Rafferty or its affiliate as the New Fund’s sole shareholder.

Agreement and Plan of Reorganization

ARTICLE VI

CONDITIONS PRECEDENT TO DIREXION’S OBLIGATIONS

The obligations of Direxion, on the New Fund’s behalf, to consummate the transactions provided for herein shall be subject, at its election, to the performance by MPS Trust, on the Existing Fund’s behalf, of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

6.1 All representations, covenants, and warranties of MPS Trust and the Existing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. MPS Trust shall have delivered to Direxion at the Closing a certificate executed in the name of MPS Trust, on the Existing Fund’s behalf, by MPS Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Direxion and dated as of the Closing Date, to such effect and as to such other matters as Direxion shall reasonably request;

6.2 Direxion shall have received on the Closing Date an opinion from Bernstein, Shur, Sawyer & Nelson, P.A., counsel to MPS Trust, dated as of the Closing Date, in a form reasonably satisfactory to Direxion, covering the following points:

(a) MPS Trust is registered with the SEC as an investment company under the 1940 Act, and, to such counsel’s knowledge based solely on a telephone conversation with a member of the SEC staff, such registration with the SEC is in full force and effect;

(b) In the ordinary course of such counsel’s representation of the Existing Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to the Existing Fund existing on or before the effective date of the Registration Statement or Prospectus/Proxy Statement or the Closing Date) that are required to be described in the Registration Statement or Prospectus/Proxy Statement or to be filed as exhibits to the Registration Statement or Prospectus/Proxy Statement that are not described or filed as required; and

(c) No consent, approval, authorization, or order of any court or governmental authority of the United States is required for the consummation by MPS Trust and the Existing Fund of the transactions contemplated in this Agreement, except such as have been obtained and are in full force and effect.

Such counsel shall also advise Direxion that they were not engaged by MPS Trust to give substantive attention, in the form of legal consultation or representation, to any action or proceeding pending before any court, governmental agency, or arbitrator or overtly threatened in writing, against MPS Trust with respect to the Existing Fund that seeks to enjoin the performance or affect the enforceability of this Agreement or the consummation of the transactions hereunder or, except as disclosed to Direxion, seeks damages from the Existing Fund in excess of $1 million;

6.3 MPS Trust shall have delivered to Direxion a statement of the Existing Fund’s known assets and liabilities, together with a list of the Existing Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of MPS Trust; and

Agreement and Plan of Reorganization

6.4 MPS Trust shall have furnished to Direxion a certificate, signed by MPS Trust’s President or Vice-President and Treasurer or any Assistant Treasurer, as to the Existing Fund’s adjusted tax basis in the securities delivered to the New Fund pursuant to this Agreement.

ARTICLE VII

FURTHER CONDITIONS PRECEDENT TO THE INVESTMENT COMPANIES’ OBLIGATIONS

If any condition set forth below is not satisfied on or before the Closing Date, either Investment Company shall, at its option, in a written notice to the other Investment Company delivered by the Effective Time, not be required to consummate the transactions contemplated in this Agreement:

7.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Existing Fund in accordance with Delaware law and the provisions of the Declaration and MPS Trust’s By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to Direxion. Notwithstanding anything herein to the contrary, neither Investment Company may waive the conditions set forth in this paragraph 7.1;

7.2 On the Closing Date, the SEC shall not have issued an unfavorable report under section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated in this Agreement under section 25(c) of the 1940 Act. Furthermore, no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

7.3 All required consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Funds, provided that either Investment Company may waive any conditions set forth in this paragraph 7.3 for itself;

7.4 The Registration Statement and Prospectus/Proxy Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the Investment Companies, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act; and

7.5 The Investment Companies shall have received a favorable opinion of K&L Gates, LLP (“Counsel”) dated as of the Closing Date, in a form reasonably satisfactory to each of them, as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in Articles V, VI, and VII, may treat them and the Investment Companies’ representations and warranties in Article III as representations and warranties made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on such representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, “Representations”). The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved), for federal income tax purposes:

Agreement and Plan of Reorganization

(a) The transfer of all of the Assets in exchange solely for New Fund Shares and the New Fund’s assumption of the Liabilities (followed by the distribution of those New Fund Shares to the Existing Fund Shareholders and the termination of the Existing Fund) will constitute a “reorganization” (as defined in section 368(a)), and each Fund will be a “party to a reorganization” within the meaning of section 368(b);

(b) No gain or loss will be recognized by the New Fund on the receipt of the Assets in exchange solely for New Fund Shares and the New Fund’s assumption of the Liabilities;

(c) No gain or loss will be recognized by the Existing Fund on the transfer of the Assets to the New Fund in exchange solely for New Fund Shares and the New Fund’s assumption of the Liabilities or on the distribution (whether actual or constructive) of those New Fund Shares to the Existing Fund Shareholders in exchange for their Existing Fund Shares;

(d) No gain or loss will be recognized by any Existing Fund Shareholder on the exchange of its Existing Fund Shares for New Fund Shares in the Reorganization;

(e) The aggregate tax basis in the New Fund Shares to be received by each Existing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis in the Existing Fund Shares exchanged therefor by such shareholder. The holding period of the New Fund Shares to be received by each Existing Fund Shareholder will include the period during which the Existing Fund Shares exchanged therefor were held by such shareholder, provided the Existing Fund Shares are held as capital assets as of the Effective Time;

(f) The New Fund’s tax basis in each Asset will be the same as the Existing Fund’s tax basis therein immediately prior to the Reorganization. The New Fund’s holding period for each Asset will include the period during which the Asset was held by the Existing Fund (except where the New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period); and

(g) The New Fund will succeed to and take into account the items of the Existing Fund described in section 381(c), subject to any applicable conditions and limitations specified in sections 381, 382, 383, and 384 and the Regulations.

The Tax Opinion shall be based on customary assumptions, and the Investment Companies shall cooperate to make and certify the accuracy of the Representations. Notwithstanding anything herein to the contrary, neither Investment Company may waive the condition set forth in this paragraph 7.5.

ARTICLE VIII

EXPENSES

Except as otherwise provided for herein, Rafferty, or an affiliate thereof, separately or together, shall bear, in such respective proportions as they agree, all expenses of the Reorganization, but only if those expenses are Reorganization Expenses. Such expenses include (a) expenses associated with the preparation and filing of the Prospectus/Proxy Statement, (b) postage, (c) printing, (d) accounting fees, (e) audit and legal fees, including reasonable fees and disbursements for the Reorganization of MPS Trust’s counsel and counsel of MPS Trust’s Independent Trustees, (f) solicitation costs in connection with the Reorganization, and (g) any costs associated with meetings of MPS Trust’s Board of Trustees relating to the Reorganization. Rafferty or an affiliate thereof, jointly and severally, shall remain liable for the expenses it has agreed to bear, regardless of whether the Reorganization is consummated, and this Article VIII shall survive the Closing and any termination of this Agreement. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

Agreement and Plan of Reorganization

ARTICLE IX

ENTIRE AGREEMENT; SURVIVAL

9.1 Direxion, on behalf of the New Fund, and MPS Trust, on behalf of the Existing Fund, agree that neither Investment Company has made to the other Investment Company any representation, warranty, and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

9.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including the indemnification obligations under paragraph 4.7, shall survive the consummation of the Reorganization. The covenants to be performed after the Closing Date, and the obligations of Direxion, on the New Fund’s behalf, shall continue in effect beyond the consummation of the Reorganization.

ARTICLE X

TERMINATION

10.1 This Agreement may be terminated by the mutual agreement of Direxion and MPS Trust. In addition, either Direxion or MPS Trust may at its option terminate this Agreement on or prior to the Closing Date due to:

(a) A breach by the other of any representation, warranty, or agreement contained herein to be performed as of or prior to the Effective Time, if not cured within 30 days after being given notice thereof;

(b) A condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) A determination by the party’s Board that the consummation of the transactions contemplated herein is not in best interest of Fund shareholders and the giving of notice thereof to the other parties hereto.

10.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either Fund, either Investment Company, or the respective Trustees or officers to the other Investment Company or its Trustees or officers, but Article VIII shall continue to apply.

ARTICLE XI

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed on in writing by the authorized officers of the Investment Companies; provided, however, that following the meeting of the Existing Fund’s shareholders pursuant to paragraph 4.2 of this Agreement, no such amendment may have the effect of changing any provisions hereof to the detriment of such shareholders.

Agreement and Plan of Reorganization

ARTICLE XII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

12.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

12.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer on or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

12.5 It is expressly agreed that the obligations of Direxion hereunder shall not be binding on any of its Trustees, shareholders, officers, agents, or employees personally but shall bind only the trust property of the New Fund, as provided in the Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of Direxion on behalf of the New Fund and signed by authorized officers of Direxion, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the trust property of the New Fund as provided in the Trust Agreement.

12.6 It is expressly agreed that the obligations of MPS Trust hereunder shall not be binding on any of its Trustees, shareholders, officers, agents, or employees personally but shall bind only the trust property of the Existing Fund, as provided in the Declaration. The execution and delivery of this Agreement have been authorized by the Trustees of MPS Trust on behalf of the Existing Fund and signed by authorized officers of MPS Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the trust property of the Existing Fund as provided in the Declaration.

ARTICLE XIII

CONFIDENTIALITY

13.1 Each Investment Company agrees to treat confidentially and as proprietary information of the other Investment Company all records and other information, including any information relating to portfolio holdings, of a Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by an Investment Company (which approval shall not be withheld if the other Investment Company would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), such records and/or information may be disclosed as so approved.

Agreement and Plan of Reorganization

[signatures on following page]

Agreement and Plan of Reorganization

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

MANAGED PORTFOLIO SERIES, on behalf of the Existing Fund

By:
Name:
Title:	President

DIREXION FUNDS, on behalf of the New Fund

By:
Name:
Title:	Principal Executive Officer

RAFFERTY ASSET MANAGEMENT LLC, with respect to Article VIII only

By:
Name:
Title:	Chief Operating Officer

Agreement and Plan of Reorganization

APPENDIX B: ADDITIONAL SHAREHOLDER ACCOUNT INFORMATION FOR THE NEW FUND

ABOUT YOUR INVESTMENT

Share Price of the New Fund

A fund’s share price is known as its NAV. The New Fund’s share price is calculated as of the close of regular trading, usually as of 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice.

The value of the New Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate on days that foreign markets are open but the New Fund is not open for business.

All shareholder transaction orders received in good form by the New Fund’s transfer agent or an authorized financial intermediary by the time that the New Fund calculates its NAV (as described above) will be processed at that day’s NAV plus any applicable sales charge. Transaction orders received after the time that the New Fund calculates its NAV will receive the next calculated NAV plus any applicable sales charges.

Share price is calculated by dividing the New Fund’s net assets by its shares outstanding. The New Fund uses the following methods to price securities held in its portfolio:

•	Equity securities listed and traded principally on any domestic or foreign national securities exchange are valued at the last sales price. Exchange traded funds are valued at the last sales price prior to Valuation Time. Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price. Over-the counter securities are valued at the last sales price in the over-the-counter market. If, on a particular day, a security does not trade, then the mean between the closing bid and asked prices will be used;

•	Swap contracts are valued using the closing prices of the underlying reference entity or the closing value of the underlying reference index;

•	Futures contracts are valued at (1) the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the Valuation Time or (2) at the last sales price prior to the Valuation Time if the settlement prices established by the exchange reflects trading after Valuation Time;

•	Options are valued at the composite price, using National Best Bid and Offer quotes;

•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the New Fund’s pricing service or, if such prices are unavailable, by a matrix pricing method; and

•	Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates by the RAM under the oversight of the Direxion Board.

Fair Value Pricing. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Securities are priced at a fair value as determined by RAM, under the oversight of the Direxion Board, under the following circumstances: when reliable market quotations are not readily available; when the New Fund’s pricing service does not provide a valuation for such securities; when the New Fund’s pricing service provides a valuation that in the judgment of RAM does not represent fair value; when RAM believes that the market price is stale; or when an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the New Fund calculates its NAVs. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the New Fund may value the instruments at fair value, taking into account such events when it calculates the New Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Direxion Board. In addition, the New Fund may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, RAM compares the market quotation to the fair value price to evaluate the effectiveness of the New Fund’s fair valuation procedures.

Rule 12b-1 Fees

The New Fund has adopted an investor class distribution plan under Rule 12b-1 (the “Investor Class Plan”) pursuant to which the New Fund pays for distribution and services provided to fund shareholders. Because these fees are paid out of the New Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to the Investor Class Plan, the New Fund may pay an annual Rule 12b-1 fee of up to 1.00% of the average daily net assets. The Board has currently authorized the New Fund to pay a maximum annual Rule 12b-1 fee of 0.25% of the average daily net assets of the New Fund.

Under an agreement with the New Fund, your registered investment adviser, financial planner, broker-dealer or other financial intermediary (“Financial Advisor”), may receive Rule 12b-1 fees from the New Fund. In exchange, your Financial Advisor may provide a number of services, such as: placing your orders and issuing confirmations; providing investment advice, research and other advisory services; handling correspondence for individual accounts; acting as the sole shareholder of record for individual shareholders; issuing shareholder statements and reports; executing daily investment “sweep” functions; and other shareholder services as described in the New Fund’s SAI. For more information on these and other services, you should speak directly to your Financial Advisor. Your Financial Advisor may charge additional account fees for services beyond those specified above.

Institutional Class Shares

The New Fund offers Institutional Class shares. There are no sales loads associated with the purchase of the Institutional Class. Institutional Class Shares are sold by Financial Advisors that provide services to the New Fund. Institutional Class shares are not subject to Rule 12b-1 Fees.

Additional Payments to Financial Intermediaries

RAM (and its affiliates) may make substantial payments to financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees RAM receives from the New Fund. These payments may be made to financial intermediaries for marketing, promotional or related expenses. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase shares of the New Fund or the amount investors in the New Fund would receive as proceeds from the redemption of such shares and will not increase the expenses of investing in the New Fund.

Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third-party platform or portfolio offering list or other marketing programs, including, but not limited to, inclusion of the New Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting RAM access to the financial institution’s sales force; granting RAM access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. Revenue sharing payments also may be made to financial intermediaries that provide various services to the Funds, including but not limited to, record keeping, shareholder servicing, transaction processing, sub-accounting services and other administrative services. RAM may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by the SEC, by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and by other applicable laws and regulations.

The level of revenue sharing payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the New Fund attributable to the financial institution, or other factors as agreed to by RAM and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of RAM from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the New Fund available to its customers and may allow the New Fund greater access to the financial institution’s customers.

Shareholder Services Guide

You may invest in the New Fund through traditional investment accounts, including Automatic Investment Plans, individual retirement accounts (“IRAs”) (including Roth IRAs), a self-directed retirement plan or a company sponsored retirement plans. Applications and descriptions of any service fees for retirement or other accounts are available directly from the New Fund. You may invest directly with the New Fund or through certain financial intermediaries. If you open your account through a financial intermediary then your financial intermediary will ordinarily assist you in completing the necessary application. Any transaction effected through a financial intermediary may be subject to a processing fee. The minimum initial investment is set forth below. RAM may waive these minimum requirements at its discretion. Contact RAM if you need additional information or assistance.

Shares of the New Fund have not been registered for sale outside of the United States. The New Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The New Fund offers the option to submit purchase orders through your financial intermediary or to send purchase orders to the New Fund as described in the table below.

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Retirement Accounts (Traditional, Roth and Spousal IRAs)	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$100

Minimum Investment Institutional Class Accounts	$250,000	$100

By Mail

•   Complete and sign your Application. Remember to include all required documents (if any).

•   Make a check payable to “Direxion Funds” and indicate the fund you would like to purchase.

•   Send the signed Application and check to:

Direxion Funds

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(Do not send via express mail or overnight delivery to the P.O. Box address.)

(The New Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the New Fund.)

•   Complete an Investment Slip or provide written instructions with your name, account number and the fund in which you would like to invest.

•   Make a check payable to “Direxion Funds” and indicate the fund you would like to purchase and your account number.

•   Send the Investment Slip and check to:

Direxion Funds

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

By Wire

•    Contact the New Fund at (800) 851-0511 to make arrangements to send in your Application via facsimile or mail.

•    Fax or mail the Application according to instructions the representative will give you.

•    Send the original Application to:

Direxion Funds

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

•    Call (800) 851-0511 to: (a) confirm receipt of the Application; (b) receive an account number; and (c) receive a confirmation number.

Wired funds must be received prior to market close to be eligible for same day pricing. The New Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

•    Contact the New Fund at (800) 851-0511 with your account number, the amount wired and the fund(s) in which you want to invest.

•    You will receive a confirmation number; retain your confirmation number.

•    Instruct your bank to wire the money to:

US Bank NA, Milwaukee, WI 53202

ABA 075000022

Credit: US Bancorp Fund Services, LLC

ACCT # 112-952-137

FFC: Direxion Funds

(Your name and Direxion Account Number)

Wired funds must be received prior to market close to be eligible for same day pricing. The New Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

By Telephone	You may not make initial investments by telephone.

•    If you did not decline telephone options on your account Application, your account has been open for 15 days and you have banking information established on your account, you may purchase shares by telephone.

•    The minimum telephone purchase is $500.00.

•    Contact the New Fund at (800) 851-0511 to purchase additional shares of the fund(s). Orders will be accepted via the electronic funds transfer through the Automated Clearing House (“ACH”) network.

•    Shares will be purchased at the NAV plus any applicable sales charge calculated on the day your order is placed provided that your order is received prior to market close.

Through Financial Intermediaries	Contact your financial intermediary.	Contact your financial intermediary.

*	RAM may set different investment minimums for certain securities dealers, banks, and other financial institutions that provide certain shareholder services or omnibus processing for the funds in fee-based mutual fund programs.

Contact Information

By Telephone	(800) 851-0511

Fax	(Faxes may be accepted, but must be pre-authorized by a representative. Please call (800) 851-0511 to receive authorization and the fax number.)

Internet	www.direxioninvestments.com

Regular Mail	Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701

Overnight Mail	Direxion Funds Mutual Fund Services - 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202

If you opened your shareholder account through a financial intermediary, you will ordinarily submit your exchange or redemption order through that financial intermediary. You may also exchange or redeem Fund shares as described in the following table.

Instructions for Exchanging or Redeeming Shares

By Mail	Send written instructions sufficient to process your request to: Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701

By Telephone	(800) 851-0511 for Individual Investors (877) 437-9363 for Financial Professionals

By Internet	• Log on to www.direxioninvestments.com. Establish an account ID and password by following the instructions on the site. • Follow the instructions on the site.

Through Financial Intermediaries	Contact your financial intermediary.

ACCOUNT AND TRANSACTION POLICIES

Payment for Shares. All purchases must be made in U.S. Dollars through a U.S. bank. The New Fund will not accept payment in cash or money orders. The New Fund also does not accept cashier’s checks in amounts of less than $10,000. In addition, to prevent check fraud, the New Fund does not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. We are unable to accept post-dated checks, post-dated online bill pay checks or any conditional order or payment. If your payment does not clear, you will be charged a $25.00 fee. In addition, you may be responsible for losses sustained by the New Fund for any returned payment.

You will receive written confirmation by mail, but we do not issue share certificates.

Anti-Money Laundering Program. The New Fund’s transfer agent will verify certain information from investors as part of the New Fund’s anti-money laundering program.

The USA PATRIOT Act of 2001 requires financial institutions, including the New Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the New Fund may temporarily limit additional share purchases. In addition, the New Fund may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the New Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the New Fund does not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The New Fund may also reserve the right to close the account within five Business Days if clarifying information and/or documentation is not received.

Good Form. Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information, has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.) and is accompanied by sufficient purchase proceeds. For a purchase request to be in good form, it must include: (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase Application or investment stub. An Application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the Application and receives correct payment by check or wire transfer. The New Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent of the New Fund.

Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to properly notify the New Fund of such trade or trades. In particular, financial intermediaries that transact in shares of the New Fund through Fundserv must, in many cases, notify the New Fund of trades before placing them in the Fundserv system. In the event that a financial intermediary transacts in shares of the New Fund through the Fundserv system without notifying the New Fund of such trades in advance, such transaction may be deemed not to have been received in good form. In practice, this means that a confirmation from a financial intermediary is not binding on the New Fund. In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the New Fund shall have the right to a return of proceeds. Cancellation of a trade is processed at the NAV at which the trade was originally received and is ordinarily completed the next Business Day. Please contact your financial intermediary to determine how it processes transactions in shares of the New Fund.

Financial Intermediaries. If you opened your shareholder account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Financial intermediaries are responsible for placing orders promptly with the New Fund and forwarding payment promptly, as well as ensuring that you receive copies of the New Fund’s Prospectus. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Order Policies. There are certain times when you may be unable to sell shares of the New Fund or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the New Fund cannot determine the value of its assets or sell its holdings. The New Fund reserves the right to reject any purchase order or suspend offering of its shares. Generally, the New Fund may reject a purchase if it is disruptive to the efficient management of the New Fund.

Telephone Transactions. For your protection, the New Fund may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. It also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner. Telephone transaction privileges are automatically granted, unless you declined such privileges on your account Application. If you previously declined telephone privileges and would like to add this option to your account, please contact the New Fund at (800) 851-0511 for instructions. IRAs are not eligible for telephone redemption privileges. The maximum amount that may be redeemed by telephone is $100,000. If an account has more than one owner or authorized person, the New Fund will accept telephone instructions from any one owner or authorized person.

Automatic Investment Plan. For your convenience, the New Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after you make your initial minimum investment of $2,500 for the Investor Class and $250,000 for the Institutional Class, you authorize the New Fund to withdraw the amount you wish to invest from your personal bank account on a monthly basis. The AIP requires a minimum monthly investment of $500. If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the account Application or call the New Fund at (800) 851-0511 if you have any questions. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The New Fund may terminate or modify this privilege at any time. You may change your investment amount or terminate your participation in the AIP at any time by notifying the New Fund’s transfer agent by telephone or in writing, five days prior to the effective date of the next transaction. A fee, currently $25, will be imposed if your AIP transaction is returned.

Signature Guarantees. In certain instances when you sell shares of the New Fund, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. A notary public cannot guarantee signatures. Your signature must be guaranteed if:

•	You are changing your account ownership;

•	Your account registration or address has changed in the last 30 days;

•	The redemption proceeds are sent to any person, address or bank account other than the one listed on record with the New Fund;

•	The sale is greater than $100,000; or

•	There are other unusual situations as determined by the New Fund’s transfer agent.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification or other acceptable signature authentication from a financial institution source. The New Fund may waive any signature guarantee requirement at its discretion.

Exchange Policies. You may exchange Institutional Class shares of the New Fund for Institutional Class shares of any other fund (as well as other funds advised by RAM not offered in this Prospectus) that offers Institutional Class shares. Exchanges will be processed at the next determined NAV after receipt of your order in good form without any charges. The funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number. If your exchange establishes a new position in a fund, you must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged. You may exchange by telephone unless you declined telephone exchange options on your account Application. Your exchange of shares of one fund (“original shares”) for shares of any other fund will be treated for federal income tax purposes as a sale of the original shares, with the result that you will recognize a taxable gain or loss on the exchange.

Redemption Proceeds. Redemption proceeds from any sale of shares will normally be sent within seven days from the time the New Fund receives your request in good order. For investments that have been made by check, payment on sales requests may be delayed until the New Fund’s transfer agent is reasonably satisfied that the purchase payment has been collected by the New Fund, which may require up to 10 calendar days. Your proceeds will be sent via check, wire or electronic funds transfer through the ACH network using the address or bank account listed on the transfer agent’s records. You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests. This fee is in addition to any fees that may be imposed by your bank. Your proceeds will be wired only to the bank listed on the transfer agent’s records. There is no charge for payment sent through the ACH network and proceeds are generally available within 2 to 3 days. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. The New Fund also offers a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs. For more information on this option, please contact the New Fund at (800) 851-0511.

Redemption Fees. The New Fund is not suitable for purchase by active investors. The New Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market-timing” or other types of excessive short-term trading that could adversely affect shareholder returns. Consequently, the Direxion Board has adopted policies to prevent frequent purchases and redemptions of shares of the New Fund. In an effort to discourage short-term trading and defray costs related to such trading, the Direxion Board has approved a redemption fee of 1.00% on sales and exchanges (collectively, “redemptions”) of the New Fund’s Investor and Institutional Class shares made within thirty (30) days of the date of purchase (including shares acquired through an exchange), subject to the limitations described below.

The redemption fee is deducted from the redemption proceeds and cannot be paid separately. The redemption fee is credited to the assets of the New Fund. The redemption fee does not apply to shares purchased with reinvested dividends or other distributions. To calculate the redemption fee, the New Fund will use the first-in, first-out method to determine how long a shareholder has held shares of the New Fund. This means that the New Fund will assume that shares held by a shareholder for the longest period of time will be sold first.

The redemption fee applies to New Fund shares purchased directly through the New Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the New Fund on an omnibus basis and include purchase and sale transactions placed on behalf of multiple investors. The New Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to a New Fund. However, the New Fund recognizes that due to operational and system limitations, financial intermediaries’ methods for tracing and calculating the fee may be inadequate or differ in some respects from those of the New Fund. To the extent that a financial intermediary is unable to collect the redemption fee, the New Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary’s customers.

The New Fund reserves the right to waive the redemption fee, in its discretion, where the New Fund believes that such waiver is in the best interests of the New Fund. The New Fund also may waive the redemption fee in circumstances where a financial intermediary’s systems are unable to properly assess the fee and for redemptions that the New Fund reasonably believes may not raise frequent trading or market timing concerns, including:

•	Redemptions by participants in certain qualified retirement and deferred compensation plans and group annuity contracts;

•	Redemptions resulting from certain transfers upon the death of a shareholder;

•	Redemptions by certain pension plans as required by law or regulatory authorities;

•	Redemptions pursuant to a systematic withdrawal plan;

•	Retirement loans and withdrawals; and

•	Redemptions in accounts participating in certain approved asset allocation programs.

Low Balance Accounts.

Institutional Class. If your total account balance falls below $250,000 due to withdrawals, your shares automatically may be converted to Investor Class shares of the New Fund. The New Fund will inform you in writing 30 days prior to such conversion. The New Fund will not convert your shares if your account value falls due to market fluctuations.

Redemption In-Kind. The New Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from its portfolio. It is not expected that the New Fund would do so except in unusual circumstances. To the extent that the New Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Excessive Trading. The New Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the New Fund’s investment program and create additional transaction costs that are borne by all shareholders. The Direxion Board has adopted a policy regarding excessive trading.

The New Fund discourages excessive, short-term trading and other abusive trading practices and the New Fund may use a variety of techniques to monitor trading activity and detect abusive trading practices. In an effort to minimize harm to the New Fund and its shareholders, the New Fund reserves the right, in its sole discretion, to reject purchase orders from individuals or groups who, in the New Fund’s view, are likely to engage in market timing or excessive trading and suspend the offering of New Fund shares. The New Fund reserves the right, in its sole discretion, to identify trading practices as abusive. In making such judgments, the New Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the New Fund handles, there can be no assurance that the New Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since New Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the New Fund cannot always detect frequent trading. As a consequence, the New Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Electronic Delivery of Reports. Shareholders of all Direxion Funds can save paper by electing to receive their account documents by e-mail in place of paper copies. You may choose electronic delivery (“E-Delivery”) for Prospectuses, supplements, Annual and Semi-Annual Reports. To enroll in E-Delivery you can opt-in when completing a direct account Application with Direxion Funds. You can also register, cancel, change your e-mail address or change your consent options by logging onto www.direxioninvestments.com/edelivery.

Householding. In an effort to decrease costs, the New Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the New Fund receives notice to stop householding, it will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Shareholder Inactivity. Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in the New Fund may be transferred to that state.

APPENDIX C: FINANCIAL HIGHLIGHTS

Hilton Yield Plus Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period.

Investor Class	For the Period September 16, 2013 (Inception) Through August 31, 2014
PER SHARE DATA:

Net asset value, beginning of period	$15.00

Investment operations:
Net investment income	0.32
Net realized and unrealized gain on investments	1.50

Total from investment operations	1.82

Less distributions from:
Net investment income	(0.32)
Net realized gains	(0.03)

Total distributions	(0.35)

Net asset value, end of period	$16.47

TOTAL RETURN	12.26	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$1.2

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	2.72	%(2)
After expense reimbursement/waiver	1.60	%(2)

Ratio of net investment income to average net assets:
Before expense reimbursement/waiver	1.15	%(2)
After expense reimbursement/waiver	2.27	%(2)

Portfolio turnover rate	58	%(1)

(1)	Not annualized.
(2)	Annualized.

C-1

Hilton Yield Plus Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period.

Institutional Class	For the Period September 16, 2013 (Inception) Through August 31, 2014
PER SHARE DATA:

Net asset value, beginning of period	$15.00

Investment operations:
Net investment income	0.37
Net realized and unrealized gain on investments	1.50

Total from investment operations	1.87

Less distributions from:
Net investment income	(0.35)
Net realized gains	(0.03)

Total distributions	(0.38)

Paid in capital from redemption fees	—	(1)

Net asset value, end of period	$16.49

TOTAL RETURN	12.61	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$34.5

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	2.52	%(3)
After expense reimbursement/waiver	1.25	%(3)

Ratio of net investment income to average net assets:
Before expense reimbursement/waiver	1.36	%(3)
After expense reimbursement/waiver	2.63	%(3)

Portfolio turnover rate	58	%(2)

(1)	Less than $0.01 per share.
(2)	Not annualized.
(3)	Annualized.

C-2

MANAGED PORTFOLIO SERIES

Hilton Yield Plus Fund

The undersigned shareholder of Managed Portfolio Series hereby appoints Angela L. Pingel, as attorney-in-fact and the proxy of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at a Special Meeting of Shareholders of the Hilton Yield Plus Fund to be held at the offices of Managed Portfolio Series of 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 at 10:30 a.m., Central time, December 3, 2014, or at any adjournment, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Hilton Yield Plus Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

Signature	Date

Signature	Date

Title – if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side or “For” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Broadridge

Financial Solutions, Inc.

Attention:

Test Print

51 Mercedes Way

Edgewood, NY

11717

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below
3)	Sign and date the proxy card
4)	Return the proxy card in the envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on December 3, 2014:

The Notice and Proxy Statement for this meeting are available at www.proxyvote.com

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Hilton Yield Plus Fund

TO VOTE, MARKET ONE BOX IN BLUE OR BLACK INK. Example:	☒

Proposal:		FOR	AGAINST	ABSTAIN
1.	Approval of an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Hilton Yield Plus Fund to, and the assumption of all of the liabilities of the Hilton Yield Plus Fund by, the Direxion Hilton Tactical Income Fund, a newly-created series of the Direxion Funds, in exchange for the Direxion Hilton Tactical Income Fund’s shares, which would be distributed pro rata by the Hilton Yield Plus Fund to the holders of its shares in complete liquidation of the Hilton Yield Plus Fund.	☐	☐	☐

In his/her discretion the named proxy may vote and otherwise represent the shareholder(s) on such other business as may properly come before the meeting or postponement or adjournment thereof.

THANK YOU FOR VOTING

STATEMENT OF ADDITIONAL INFORMATION

November 13, 2014

FOR THE REORGANIZATION OF

HILTON YIELD PLUS FUND

Investor Class

Institutional Class

A series of Managed Portfolio Series (“MPS”)

INTO

DIREXION HILTON TACTICAL INCOME FUND

Investor Class

Institutional Class

A series of Direxion Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

800-851-0511

This Statement of Additional Information (“SAI”) is not a prospectus. A combined Proxy Statement and Prospectus dated 13, 2014 (the “Proxy Statement”) related to the above referenced matter may be obtained from the Direxion Funds, on behalf of the Direxion Hilton Tactical Income Fund (the “New Fund”), by writing or calling the Direxion Funds at the address and telephone number shown above. This SAI should be read in conjunction with such Proxy Statement.

Because the New Fund has not yet commenced operations, no annual or semi-annual reports to shareholders are available. For the same reason, no pro forma financial statements are provided in this SAI in connection with the proposed reorganization mentioned above.

Table of Contents

1.	The Statement of Additional Information for the Hilton Yield Plus Fund, a series of MPS, dated August 26, 2013.

2.	The audited financial statements for the Hilton Yield Plus Fund dated August 31, 2014, a series of MPS, contained in the Annual Report to Shareholders of the Hilton Yield Plus Fund for the fiscal period ended August 31, 2014.

3.	The Statement of Additional Information for the Direxion Hilton Tactical Income Fund, a series of the Direxion Funds, dated October 13, 2014.

Incorporation by Reference

•	The Statement of Additional Information for the Hilton Yield Plus Fund, a series of MPS, dated August 26, 2013, are incorporated by referenced to Post-Effective Amendment No. 82 to MPS’s Registration Statement on Form N-1A (File No. 811-22525), filed with the SEC on August 23, 2013 along with the Definitive Materials submitted under Rule 497 on August 30, 2013.

•	The audited financial statements for the Hilton Yield Plus Fund, a series of MPS, dated August 31, 2014, are incorporated by reference to the Annual Report of the Existing Fund for the fiscal period ended August 31, 2014, filed on Form N-CSRS (File No. 811-22525) with the SEC on October 31, 2014.

•	The Statement of Additional Information for the Direxion Hilton Tactical Income Fund, a series of the Direxion Funds, dated October 13, 2014.

OTHER INFORMATION

Item 15.	Indemnification

Reference is made to Article XI of the Direxion Funds’ Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 333-28697) on June 6, 1997) and Paragraph 10 of the Amended and Restated Distribution Agreement (previously filed with the Registration Statement on Form N-1A (File No. 333-28697 on April 30, 2009). With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Direxion Funds. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Fund’s Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 16.	Exhibits

Exhibit No.	Exhibit

(1)	Amendment to Declaration of Trust is herein incorporated by reference to Registrant’s Registration Statement on Form N-1A filed May 1, 2006.

(2)	By-laws is herein incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on June 6, 1997.

(3)	Not Applicable

(4)	Form of Agreement and Plan of Reorganization – filed as Appendix A to Part A

(5)	Instruments Defining Rights of Security Holders is herein incorporated by reference to the Amendment to Declaration of Trust filed May 1, 2006 and By-laws filed June 6, 1997.

(6)(a)	Form of Investment Advisory Agreement between Direxion Funds and Rafferty Asset Management, LLC is herein incorporated by referent to the Registrant’s Registration Statement on Form N-1A filed on September 18, 1997.

(6)(b)	Amendment to Schedule A of the Investment Advisory Agreement is herein incorporated by reference from the Trust’s initial Registration Statement on Form N-14 filed with the SEC on October 10, 2014.

(6)(c)	Form of Subadvisory Agreement between Hilton Capital Management, LLC and Rafferty Asset Management, LLC is herein incorporated by reference from the Trust’s initial Registration Statement on Form N-14 filed with the SEC on October 10, 2014.

(7)(a)	Amended and Restated Distribution Agreement between Direxion Funds and Rafferty Capital Markets, LLC (“RCM”) incorporated by reference to Registrant’s Registration Statement on Form N-1A filed April 30, 2009.

(7)(b)	Amendment to Schedule A and B of the Amended and Restated Distribution Agreement between Direxion Funds and RCM is herein incorporated by reference from the Trust’s initial Registration Statement on Form N-14 filed with the SEC on October 10, 2014.

(8)	Not Applicable

(9)(a)	Custody Agreement between Direxion Funds and U.S. Bank, National Association is herein incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 22, 2011.

(9)(b)	First Amendment to the Custody Agreement is herein incorporated by reference from the Trust’s initial Registration Statement on Form N-14 filed with the SEC on October 10, 2014.

10(a)	Investor Class Plan pursuant to Rule 12b-1 is herein incorporated by reference to Registrant’s Registration Statement on Form N-1A filed December 22, 2006.

10(b)	Amendment to Schedule A of the Investor Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from the Trust’s initial Registration Statement on Form N-14 filed with the SEC on October 10, 2014.

10(c)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 is herein incorporated by reference to Registrant’s Registration Statement on Form N-1A filed February 1, 2012.

10(d)	Amendment to Schedule A of the Amended and Restated Multiple Class Plan is herein incorporated by reference from the Trust’s initial Registration Statement on Form N-14 filed with the SEC on October 10, 2014.

11	Opinion and Consent by K&L Gates, LLP for the Direxion Hilton Tactical Income Fund regarding the legality of securities being registered is herein incorporated by reference from the Trust’s initial Registration Statement on Form N-14 filed with the SEC on October 10, 2014.

12	Opinion and Consent of K&L Gates, LLP regarding certain tax matters – to be filed by amendment within a reasonable time after closing.

13(a)	Fund Administration Servicing Agreement between Direxion Funds and U.S. Bancorp Fund Services, LLC is herein incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 30, 2010.

13(b)	Second Amendment to the Fund Administration Servicing Agreement is herein incorporated by reference from the Trust’s initial Registration Statement on Form N-14 filed with the SEC on October 10, 2014.

13(c)	Fund Accounting Servicing Agreement between Direxion Funds and U.S. Bancorp Fund Services is herein incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 30, 2010.

13(d)	First Amendment to the Fund Accounting Servicing Agreement is herein incorporated by reference from the Trust’s initial Registration Statement on Form N-14 filed with the SEC on October 10, 2014.

13(e)	Transfer Agent Servicing Agreement between Direxion Funds and U.S. Bancorp Fund Services – incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 30, 2010.

13(f)	First Amendment to the Transfer Agent Servicing Agreement is herein incorporated by reference from the Trust’s initial Registration Statement on Form N-14 filed with the SEC on October 10, 2014.

13(g)	Operating Service Agreement on behalf of the Registrant is herein incorporated by reference from the Trust’s initial Registration Statement on Form N-14 filed with the SEC on October 10, 2014.

14	Consent of Independent Registered Public Accounting Firm – filed herewith.

15	Not Applicable

16	Power of Attorney is herein incorporated by reference from the Trust’s initial Registration Statement on Form N-14 filed with the SEC on October 10, 2014.

17(a)	Prospectus of the Hilton Yield Plus Fund dated August 26, 2013 is herein incorporated by reference to Managed Portfolio Series (File No. 333-172080) Registration Statement on Form N-1A filed on August 23, 2013.

17(b)	Statement of Additional Information of the Hilton Yield Plus Fund dated August 26, 2013 is herein incorporated by reference to Managed Portfolio Series (File No. 333-172080) Registration Statement on Form N-1A filed on August 23, 2013.

17(c)	Audited financial statements of the Hilton Yield Plus Fund, a series of Managed Portfolio Series, contained in the Annual Report to Shareholders of the Hilton Yield Plus Fund dated August 31, 2014 is herein incorporated by reference to Managed Portfolio Series (File No. 333-172080) Form N-CSR filed on October 31, 2014.

17(d)	Prospectus of the Direxion Hilton Tactical Income Fund dated October 13, 2014 is herein incorporated by reference from Post-Effective Amendment No. 151 to the Registrant’s Registration Statement on Form N-1A filed on October 10, 2014.

17(e)	Statement of Additional Information of the Direxion Hilton Tactical Income Fund dated October 13, 2014 is herein incorporated by reference from Post-Effective Amendment No. 151 to the Registrant’s Registration Statement on Form N-1A filed on October 10, 2014.

17(f)	Form of Proxy – filed herewith with Part A following the Proxy Statement/ Prospectus and its appendices.

Item 17.	Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on November 12, 2014.

DIREXION FUNDS

By:	/s/ Daniel D. O’Neill
Daniel D. O’Neill
Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel D. O’Neill*	Chief Executive Officer and Chairman of the Board	November 12, 2014
Daniel D. O’Neill

/s/ Gerald E. Shanley III*	Trustee	November 12, 2014
Gerald E. Shanley III

/s/ John Weisser*	Trustee	November 12, 2014
John Weisser

/s/ Jacob Gaffey*	Trustee	November 12, 2014
Jacob Gaffey

/s/ David L. Driscoll*	Trustee	November 12, 2014
David L. Driscoll

/s/ Eric W. Falkeis*	Principal Executive Officer	November 12, 2014
Eric W. Falkeis

/s/ Patrick J. Rudnick* Patrick J. Rudnick	Principal Financial Officer and Assistant Secretary	November 12, 2014

*By:	/s/ Angela Brickl
Attorney-In Fact pursuant to the Power of Attorney filed with the Trust’s initial Registration Statement on Form N-14 filed with the SEC on October 10, 2014.

INDEX TO EXHIBITS

Exhibit Number	Description

14	Consent of Independent Registered Public Accounting Firm